SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.
VERSUS CAPITAL REAL ASSETS FUND LLC
VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Proxy Statement
August 18, 2022
Dear Investor:
I am writing to ask you, as a shareholder of one or both of Versus Capital Real Assets Fund LLC and Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Funds”), to vote on a number of important matters relating to your Fund. This Proxy Statement seeks your vote on the following proposals: (1) the election of members of the Board of Directors of each Fund (together, the “Boards”), (2) the approval of a new investment management agreement with Versus Capital Advisors LLC (the “Adviser”) for each Fund, and (3) the approval of new investment sub-advisory agreements for each Fund.
These changes are being proposed in anticipation of a transaction (the “Transaction”) whereby Colliers VS Holdings Inc., a wholly owned indirect subsidiary of Colliers International Group Inc. (together, “Colliers”) will acquire, directly and indirectly, approximately 75% of the outstanding securities of the Adviser. The Transaction, when completed, will result in a change of control of the Adviser, which, in turn, will result in an “assignment” under the Investment Company Act of 1940, as amended, of the current investment management and sub-advisory agreements with respect to the Funds. An assignment of the Funds’ investment management and sub-advisory agreements would result in the automatic termination of such agreements. Accordingly, shareholders of the Funds are being asked to approve new investment management and sub-advisory agreements. The proposed new investment management agreement and sub-advisory agreements are substantially similar to the current agreements between each Fund and the Adviser or the Adviser and each sub-adviser, as applicable.
Shareholders of the Funds are also being asked to elect the Directors who currently serve on the Boards. As described in more detail in the enclosed proxy statement, none of the Transaction, the proposed investment management and sub-advisory agreements, nor the appointment of the directors is expected to have any effect on the Funds’ investment objectives, strategies, fees, or expenses.
Each of the proposals are described more fully in the accompanying Proxy Statement and will be considered at a special meeting of shareholders called for September 30, 2022 (the “Meeting”).
The Boards have carefully considered each of these proposals and, as described more fully in the attached Proxy Statement, unanimously recommend that shareholders vote FOR each proposal.
You can vote in one of four ways:
1.	Over the internet, through the website listed on the proxy card,
2.	By telephone, using the toll-free number listed on the proxy card,
3.	By mail, using the enclosed proxy card – be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or
4.	In person at the meeting on September 30, 2022.
Please vote promptly. When shareholders do not return their proxies in sufficient numbers, follow-up solicitations are required.
Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to your Fund prior to the Meeting, or by voting in person at the Meeting.
Your vote is important to us. We appreciate your time and consideration of these important matters. If you have questions about the proposals, please call our proxy information line at 1-866-436-8552 or contact your financial representative.
Sincerely yours,
/s/ Mark Quam
Mark Quam
Chief Executive Officer
Versus Capital Advisors LLC
*******

PROXY CARD(S) ENCLOSED
If you have any questions, please call our proxy information line at 1-866-436-8552 or call your financial representative.

Notice of a Special Meeting of Shareholders
To the shareholders of each of:
Versus Capital Multi-Manager Real Estate Income Fund LLC (“VCMIX”)
Versus Capital Real Assets Fund LLC (“VCRRX”) (each a “Fund” and, together, the “Funds”)
This is the formal notice for your Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in case you wish to attend in person.
A special meeting of shareholders of your Fund will be held on September 30, 2022 at 10:00am, Mountain Time, at 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237 (the “Meeting”), to consider the following:
1.	Election of the current Directors of each Fund.
2.	Approval of a new Investment Management Agreement between each Fund and Versus Capital Advisors LLC (the “Adviser”)
3.	Approval of Investment Sub-Advisory Agreements between the Adviser and the following sub-advisers for the Funds, as listed below:
a.	Principal Real Estate Investors, LLC (“PrinREI”), sub-adviser to VCMIX
b.	Security Capital Research & Management Incorporated (“Security Capital”), sub-adviser to VCMIX
c.	Brookfield Public Securities Group LLC (“Brookfield”), sub-adviser to VCRRX
d.	Lazard Asset Management LLC (“Lazard”), sub-adviser to VCRRX
The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.
Holders of record of shares of the Funds listed above at the close of business on August 16, 2022 are entitled to vote at the Meeting and at any adjournments or postponements thereof.
This notice and the related proxy materials first are being mailed to shareholders on or about August 18, 2022. This proxy is being solicited on behalf of your Fund’s Board of Directors.
Your Fund’s Secretary will furnish to you, upon request and without charge, a copy of your Fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period. You may direct such requests to Versus Capital Advisors LLC, 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237 or 1-877-200-1878.
By Order of the Board of Directors of your Fund(s)[1],

Robert F. Doherty
Casey R. Frazier
Jeffry A. Jones
Richard J. McCready
Paul E. Sveen
We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that you will be represented at the Meeting.
August 18, 2022
[1]
Because Susan K. Wold became a Director effective August 1, 2022, after the Board’s approval of the matters described in this proxy statement, Ms. Wold did not vote on the submission of any proposals to shareholders.

Instructions for Signing Proxy Cards
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Versus Capital Real Assets Fund LLC
Versus Capital Multi-Manager Real Estate Income Fund LLC
Proxy Statement
For the Special Meeting of Shareholders
General Information
This document gives you the information you need to vote on each proposal. Much of the information is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please call our proxy information line at 1-866-436-8552 or call your financial representative.
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Directors” or the “Board”) of each of Versus Capital Multi-Manager Real Estate Income Fund LLC (“VCMIX”) and Versus Capital Real Assets Fund LLC (“VCRRX”) (each a “Fund” and, together, the “Funds”), to be held jointly at 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237 on September 30, 2022 at 10:00am Mountain Time, and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the following proposals:
1.	Election of the current Directors of each Fund.
2.	Approval of a new Investment Management Agreement between each Fund and Versus Capital Advisors LLC (the “Adviser”)
3.	Approval of Investment Sub-Advisory Agreements between the Adviser and the following sub-advisers for the Funds, as listed below:
a.	Principal Real Estate Investors, LLC (“PrinREI”), sub-adviser to VCMIX
b.	Security Capital Research & Management Incorporated (“Security Capital”), sub-adviser to VCMIX
c.	Brookfield Public Securities Group LLC (“Brookfield”), sub-adviser to VCRRX
d.	Lazard Asset Management LLC (“Lazard”), sub-adviser to VCRRX
This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card, is being mailed to shareholders on or about August 18, 2022. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.
The changes to the Investment Management Agreement and the Sub-Advisory Agreements are being proposed in anticipation of a transaction (the “Transaction”) whereby Colliers VS Holdings Inc., a wholly owned indirect subsidiary of Colliers International Group Inc. will acquire, directly and indirectly, approximately 75% of the outstanding securities of the Adviser. None of the proposals below is subject to closing of the Transaction; however, the Transaction is subject to shareholders’ approval of proposal 2 (approval of the new Investment Management Agreement) with respect to each Fund and proposal 3 (approval of the new Sub-Advisory Agreements). Should the Transaction not be completed as scheduled or at all, each of the proposals would still be implemented for a given Fund if shareholders of that Fund approve them, except that proposal 3 will not be implemented for a given Fund unless shareholders of that Fund also approve proposal 2.

PROPOSAL 1
Proposal to Elect Directors
Why am I being asked to vote for directors?
The Boards recently appointed a new Director to the Board of each Fund. After a thorough search, the Nominating and Governance Committees of the Boards nominated Susan K. Wold as a Director for each Fund. This recommendation was based, in part, on Ms. Wold’s long and distinguished career in the financial services industry, including most recently serving as Chief Compliance Officer of Janus Henderson’s mutual fund trusts. At its July 27, 2022 meeting, upon the recommendation of the Nominating and Governance Committees, the Board of each Fund voted to appoint Ms. Wold to serve as a Director of each Fund, effective August 1, 2022, and to nominate for election by shareholders Ms. Wold and the other current Directors of each Fund. Accordingly, the shareholders for each Fund are being asked to elect Ms. Wold and the other current members of the Boards at the Meeting.
The Boards recommend that shareholders elect each of the current Directors to continue to serve as Directors of each Fund. Section 16(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), requires a shareholder vote to elect a new director of a fund if, after the new director’s appointment to the board, the fund would have less than two-thirds (66.67%) of its directors elected by shareholders. For VCRRX, all current Directors except Susan K. Wold were most recently elected by the sole initial shareholder of the Fund; Ms. Wold has not yet been elected by shareholders of VCRRX. For VCMIX, all current Directors except Robert F. Doherty and Susan K. Wold were most recently elected by the sole initial shareholder of the Fund; Mr. Doherty and Ms. Wold have not yet been elected by shareholders of VCMIX.
The Funds therefore request that shareholders elect the current Directors (together, the “Nominees”) to continue to serve as Directors of each Fund. If each of the Nominees are elected by shareholders of the Funds, the Board of each Fund will continue to consist of six Directors, one of whom is an “interested person,” as defined in the Investment Company Act (an “Interested Director”) and five of whom will not be “interested persons” (the “Independent Directors”).
Will this proposal pass if the other proposals are not approved?
This proposal will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. This proposal is not contingent on the approval of any of the other proposal or on the closing of the Transaction.
How do my Fund’s Directors recommend that shareholders vote on the proposal?
The Directors unanimously2 recommend that you vote FOR the proposal.
[2]
Because Ms. Wold became a Director effective August 1, 2022, after the Board’s approval of the matters described in this proxy statement, Ms. Wold did not vote on the submission of any proposals to shareholders.

PROPOSAL 2
Proposal to Approve a New Investment Management Agreement
Why am I being asked to vote on a new investment management agreement?
On June 29, 2022, the Adviser entered into a securities purchase and merger agreement that contemplates a transaction (the “Transaction”) whereby Colliers VS Holdings Inc., a wholly owned indirect subsidiary of Colliers International Group Inc. (together, “Colliers”) will acquire, directly and indirectly, approximately 75% of the outstanding securities of the Adviser. The closing of the Transaction is subject to various conditions, including the approval of this proposal 2 and proposal 3 by shareholders of each Fund.
Upon closing of the Transaction, there will be a change of control of the Adviser and your Fund’s investment management agreement with the Adviser will automatically terminate. This is because the Investment Company Act requires investment management agreements to terminate automatically in the event of an “assignment” of the agreement. The Transaction will result in an assignment by the Adviser of all the investment management agreements to which the Adviser is currently a party. Accordingly, shareholders are being asked to approve a new investment management agreement. Your Fund’s Board recommends that you approve a new investment management agreement with the Adviser so that the Adviser can continue to serve as your Fund’s investment adviser after the Transaction. The proposed new investment management agreements are substantially similar to the current investment management agreements, except that the new investment management agreements incorporate certain more modernized terms. This Proxy Statement describes the new investment management agreement proposed for your Fund.
How will the Transaction affect the management of my Fund?
The Transaction is not expected to materially impact the management or the day-to-day operations of the Funds. Key management personnel of the Adviser will continue to hold approximately 25% of the outstanding securities of the Adviser and will manage the day-to-day operations of the Funds, including all investment decisions.
Will there be changes to my Fund’s investment programs in connection with the Transaction?
No; the Transaction is not expected to result in any changes to the Funds’ investment objectives, strategies, fees or expenses.
How does the proposed new investment management agreement differ from my Fund’s current investment management agreement?
The proposed new investment management agreement is substantially similar to the current agreement between each Fund and the Adviser. The general terms and provisions of the proposed new investment management agreement are similar to those in your Fund’s current investment management agreement; however, certain updates have been proposed to modernize the agreement. For example, while the current investment management agreements do not expressly prohibit third party beneficiaries to the agreements, the proposed new investment management agreements clarify that only parties to the agreement are intended to be beneficiaries of the agreement. The new investment management agreements also clarify the authority of the Adviser in a number of scenarios, including the authority to exercise the powers of the Funds with respect to the Funds’ assets, and the power to delegate any of the Adviser’s duties to one or more sub-advisers. Nonetheless, the services that your Fund will receive under the new investment management agreement will be substantially similar to those it receives under its current investment management agreement.
These terms and certain differences between the proposed new investment management agreement and the current investment management agreements are described in more detail within this Proxy Statement.
Will my Fund’s total fees for investment management services change?
No; there will be no change in the management fees under the proposed investment management agreement.
Will this proposal pass if the other proposals are not approved?
This proposal will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. This proposal is not contingent on the approval of any of the other proposal or on the closing of the Transaction; however, the Transaction will not close unless this proposal 2 and proposal 3 are approved by shareholders.
How do my Fund’s Directors recommend that shareholders vote on the proposal?
The Directors unanimously recommend that you vote FOR the proposal.

PROPOSAL 3
Proposals to Approve New Investment Sub-Advisory Agreements
Why am I being asked to vote on a new investment sub-advisory agreement?
As discussed in proposal 2 above, the Transaction will result in the termination of your Fund’s investment management agreement with the Adviser, which will also result in the automatic termination of the current investment sub-advisory agreements with respect to your Fund. The Boards are recommending that you approve new investment sub-advisory agreements with the Funds’ current sub-advisers (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) – PrinREI and Security Capital as Sub-Advisers to VCMIX and Brookfield and Lazard as Sub-Advisers to VCRRX – so that such current sub-advisers can continue as sub-advisers to the applicable Funds after the closing of the Transaction. This Proxy Statement describes the new investment sub-advisory agreements proposed for the Funds.
How will the Transaction affect the way my Fund is sub-advised?
The Transaction is not expected to have a material effect on the way your Fund is currently managed. The Adviser is expected to maintain a substantively similar relationship with your Fund’s current Sub-Advisers and their respective portfolio management teams.
How does the proposed new investment sub-advisory agreement differ from my Fund’s current investment sub-advisory agreement?
The proposed new investment sub-advisory agreements relating to your Fund are substantively similar to the Fund’s current investment sub-advisory agreements. The proposed new investment sub-advisory agreements do, however, differ in some respects from the current investment sub-advisory agreements. For example, the proposed new investment sub-advisory agreements provide that the Sub-Adviser must exercise reasonable care in the performance of its duties under the agreement and state that the applicable Fund is a beneficiary of such agreement. The proposed new investment sub-advisory agreements also delegate authority to the Sub-Advisers to vote proxies on behalf of the Funds in accordance with applicable policies and procedures, and add that the Sub-Advisers’ authority to open accounts and execute documents is subject to prior written notice of the Adviser.
These terms and certain differences between the proposed new investment sub-advisory agreements and the current investment sub-advisory agreements are described in more detail in this Proxy Statement.
Will my Fund’s total fees for sub-advisory services change?
No; there will be no change in the sub-advisory fees under the proposed sub-advisory agreements. For VCMIX, the Fund will continue to pay the sub-advisory fees to the Sub-Advisers. For VCRRX, the sub-advisory fees will continue to be paid by the Adviser out of its management fee, and not by the Fund.
Will this proposal pass if the other proposals are not approved?
This proposal is not subject to the closing of the Transaction, but is subject to shareholder approval of proposal 2, which calls for approval of the investment management agreement between the Adviser and a Fund. If the shareholders of a given Fund do not approve proposal 2, that Fund’s Board will then consider whether other appropriate actions, if any, are warranted. As noted above, the Transaction will not close unless proposal 2 and this proposal 3 are approved by shareholders.
How do my Fund’s Directors recommend that shareholders vote on the proposal?
The Directors unanimously recommend that you vote FOR the proposal.

Proposal 1

ELECTION OF DIRECTORS
The Board of each Fund is recommending that shareholders elect the Nominees to continue to serve as Directors to oversee the Funds.
Each of the current Directors was recommended for nomination by the Nominating and Governance Committee and the Board of each Fund, including the Independent Directors of the Funds. Most recently, the Boards determined that it was desirable to nominate a new Independent Director to serve on the Board of each Fund. After a thorough search, the Nominating and Governance Committee nominated Ms. Wold as a Director for each Fund. This recommendation was based, in part, on Ms. Wold’s long and distinguished career in the financial services industry, including most recently serving as Chief Compliance Officer of Janus Henderson’s mutual fund trusts. At its July 27, 2022 meeting, upon the recommendation of the Nominating and Governance Committee, the Board of each Fund voted to appoint Ms. Wold to serve as a Director of each Fund and to nominate for election by shareholders Ms. Wold and the other current Directors of each Fund. Ms. Wold became a Director of each Fund on August 1, 2022, the same day that two former Interested Directors resigned from the Boards. The shareholders for each Fund are being asked to elect Ms. Wold as well as the other current members of the Boards at the Meeting.
The Boards recommend that shareholders of both Funds elect the current Directors to continue to serve as Directors of each of the Funds. Section 16(a) of the Investment Company Act requires a shareholder vote to elect a new director of a fund if, after the new director’s appointment to the board, the fund would have less than two-thirds (66.67%) of its directors elected by shareholders. For VCRRX, all but one (83.33%) of the current Directors (Ms. Wold) were most recently elected by the sole initial shareholder of the Fund on October 12, 2016. Ms. Wold has served as an Independent Director of VCRRX since August 1, 2022, although she has not previously been elected by shareholders of the Fund. For VCMIX, all but two (66.67%) of the current Directors (Mr. Doherty and Ms. Wold) were most recently elected by the sole initial shareholder of the Fund on August 4, 2011. Mr. Doherty has served as an Independent Director of VCMIX since March 2, 2019, and Ms. Wold has served as an Independent Director of VCMIX since August 1, 2022, although neither has previously been elected by shareholders of the Fund.
The Board of each Fund is currently composed of six Directors, five of whom are Independent Directors and one of whom is an Interested Director. The current Independent Directors are Robert F. Doherty, Jeffry A. Jones, Richard J. McCready, Paul E. Sveen, and Susan K. Wold. The current Interested Director is Casey R. Frazier.
If elected, each of the Nominees will serve as Director of each Fund during the continued lifetime of the Fund or until December 31st of the calendar year during which they turn 75 years old, their death, resignation, termination, removal or retirement.
Board Considerations
In its deliberations, the Boards considered various matters related to the management and long-term welfare of each Fund, including the following:
•	“Independent” status. If the Nominees are elected, all but one of the Directors on each Fund’s Board would be Independent Directors.
•
Skills, background and experience. The Boards considered the diverse background, experience and skills of the Nominees that would comprise the Boards. The Boards noted that the Nominees have distinguished careers and would bring a wide range of expertise and perspectives to the Boards. In addition, the Boards considered that each of the Nominees other than Ms. Wold has experience as a current Director overseeing each of the Funds.

Nominees and Directors
Name, Address and Year of Birth(1)	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Nominees / Independent Directors
Susan K. Wold; 1960	Independent Director	Since August 2022	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017-2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017-2020); Vice President and Head of Global Corporate Compliance and Chief Compliance Officer of Janus Capital Management LLC (2017); and Vice President of Compliance for Janus Capital Group and Janus Capital Management LLC (2005-2017).	2	None
Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones (Real Estate) (2008 – present).	2	None
Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (since March 2020); Independent Director (since inception)	President of The Davis Companies (2014 – present).	2	None
Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 – present); Chief Financial Officer of Paypal’s merchant lending platform (2018 – 2020); and Chief Financial Officer of Swift Financial (2016 – 2018).	2	None

Name, Address and Year of Birth(1)	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Robert F. Doherty; 1964	Independent Director	VCMIX: Since March 2019 VCRRX: Since inception	Chief Financial Officer of Sustainable Living Partners (2018 – present); Partner of Renova Capital Partners (2010 – present); and Chief Financial Officer of Ensyn Corporation (2013 – 2018).	2	None
Nominee / Interested Director
Casey R. Frazier; 1977	Chair of the Board; Interested Director; Chief Investment Officer	Chair of VCMIX since August 2022; Chair of VCRRX since inception; Interested Director and Chief Investment Officer of both Funds since inception	Chief Investment Officer of the Adviser (2011 – present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 – present); and Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 – present).	2	None
(1)	The address of each member of the Boards is: c/o Versus Funds, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.
(2)
Each Director and/or Nominee will serve for the duration of the Fund, or until December 31st of the calendar year during which they turn 75 years old, their death, resignation, termination, removal or retirement.

(3)	The term “Fund Complex” as used herein includes VCMIX and VCRRX.
Biographical Information of the Nominees
Information is provided below for each Nominee for election at the Meeting. The election of each Nominee will be effective upon such Nominee’s receiving the required vote for his or her election, as discussed below. Each Nominee has indicated a willingness to serve if elected.
Nominees / Independent Directors
Susan K. Wold has over 30 years of experience in financial services with broad expertise in global securities regulations, corporate governance and ethics, third party oversight, and mutual funds, exchange traded funds and private fund formation and oversight. Ms. Wold leverages her years in the asset management industry to navigate governance, regulation and risk, set strategic direction and enhance revenue growth. She was formerly the Senior Vice President, Global Ombudsman, Head of North American Compliance and interim Head of Risk for Janus Henderson Investors (2017-2020). She was also Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust and Clayton Street Trust (2017-2020). Prior to that, Ms. Wold was Vice President and Head of Global Corporate Compliance and Chief Compliance Officer of Janus Capital Management LLC and Vice President of Compliance for Janus Capital Group and Janus Capital Management LLC (2005-2017). Prior to Janus Capital Group, Ms. Wold held a variety of positions in the asset management industry including Vice President, Deputy General Counsel and Chief Compliance Officer for National Planning Holdings (2003-2005). Ms. Wold was also Vice President and Group Counsel for American Express and American Express Financial Advisers (1993-2003). Ms. Wold started her career in private practice with a Minneapolis/St. Paul law firm and focused on advising both private and public businesses and business litigation. Ms. Wold holds a Juris Doctor from the University of Minnesota Sturm College of Law, a Business Administration

degree from Colorado College and a Diversity, Equity, and Inclusion in the Workplace certificate from the University of South Florida MUMA College of Business. Ms. Wold’s key board skills include strategic planning; corporate governance and regulatory issues; risk management; senior leadership experience; and mergers and acquisitions.
Jeffry A. Jones has over thirty-five years of real estate investment experience in multiple real estate product types in markets throughout the U.S. Mr. Jones is currently a Principal at SmithJones Partners. Mr. Jones was President and Executive Director of Ameriton Properties Inc. (“Ameriton”), as well as Executive Vice President of Archstone-Smith in Denver, Colorado from 2000 to November of 2007, where he had overall investment, management and asset management responsibility for more than $2.3 billion of apartment investments. Prior to joining Ameriton, Mr. Jones was Senior Vice President with Archstone-Smith in Austin, Texas where he was responsible for Archstone’s multifamily acquisition and development activities throughout the central U.S. From 1995 to 1999, Mr. Jones was Senior Vice President of Homestead Village Inc. (“Homestead”), where he directed acquisition and development activities for its limited service extended-stay hotel product throughout the central part of the U.S. Prior to Homestead, Mr. Jones held development or investment positions with Sentre Partners, Stark Companies International, Maclachlan Investment Company and Trammell Crow Company. Mr. Jones received his Bachelor of Arts degree in Economics from Stanford University.
Richard J. McCready has been involved in commercial real estate investment and finance for over 30 years, gaining experience in capital markets, raising debt and equity capital, innovative transaction structuring, organization building, asset/risk management and value creation in a variety of real estate-related businesses. He is currently President of The Davis Companies, a Boston-based commercial real estate investment, development and management company. Mr. McCready is responsible for firm-wide strategy and oversees day-to-day management of all aspects of the firm’s investment and asset management functions and operations. Prior to joining The Davis Companies, Mr. McCready was the Chief Operating Officer and Executive Vice President of NorthStar Realty Finance Corp (NYSE: NRF), formerly a publicly-traded commercial real estate finance company with over $10 billion in assets under management, prior to the company’s merger with Colony Capital. He served as the President, Chief Operating Officer and Director of NRF’s predecessor company, NorthStar Capital Investment Corp., a private equity fund business specializing in opportunistic investments in real estate assets and operating companies, where he spearheaded and managed the IPO spin-off of NRF. Prior to NorthStar, Mr. McCready served as the President, Chief Operating Officer and Director of Winthrop Financial Associates. From 1984 to 1990, he practiced law at Mintz Levin in Boston. In addition, Mr. McCready has served on numerous real estate company boards and has a broad knowledge of multiple real estate property types and strategies. Mr. McCready is a Phi Beta Kappa graduate of The University of New Hampshire and received his law degree, magna cum laude, from Boston College Law School.
Paul E. Sveen has over 35 years of experience in financial services across investment banking, structured finance, real estate investments, mortgage lending/servicing and small business lending. Since February 2020, Mr. Sveen has served as CFO of Beam Technologies Inc., a Columbus-based insurtech company that is seeking to blend innovative technology with traditional insurance policies to bring a differentiated value proposition to the employee benefits market and disrupt the traditional dental insurance market. He also was engaged in the fintech lending arena as CFO of Swift Financial, a leading alternative technology-enabled small business lender, which was acquired by PayPal in September 2017. After the merger, he was CFO of PayPal’s merchant lending platform, where he focused on developing strategies to drive growth through strategic partnerships and a broader use of financial capital markets. Prior to Swift, Mr. Sveen spent a decade focused in the real estate investment sector, leading several businesses providing mortgage lending, default services and rental home investment opportunities. From 2013-2016, he served as Managing Partner of Pantelan Real Estate Services LLC. Pantelan, whose clients included institutional investors such as private equity firms and hedge funds, invested in single family residential portfolios and provided a suite of services to support the residential asset class across all phases of the investment life cycle. For two years prior, Mr. Sveen served as CEO and Chief Restructuring Officer for Integrated Asset Services, a mortgage default services provider. Since 2007, Mr. Sveen had been engaged by several private equity firms to advise on existing portfolio investments, and to lead the evaluation of investments in several new business ventures in the mortgage, structured finance and real estate industries. He has also worked extensively with banks on capital and liquidity enhancement initiatives, negotiating facility terminations, assignments, restructurings and sales. Mr. Sveen is a 19-year veteran of Lehman Brothers, where he was integral in building the structured finance business into one of Wall Street’s leading securitization franchises. While a Managing Director at Lehman, he led several groups including asset-backed finance, principal finance, asset-backed commercial paper and structured finance client solutions. In 2004, Mr. Sveen was appointed CAO of Aurora Loan Services, a wholly owned subsidiary of Lehman Brothers and one of the leading Alt-A mortgage originators and servicers in the US at that time. Mr. Sveen holds a BA in Economics from St. Lawrence University and attended The University of Oslo, Norway.
Robert F. Doherty co-founded Renova Capital Partners, a private equity company focusing on renewable and sustainable investments, in 2010 and has served as the Chief Financial Officer of Sustainable Living Partners since 2018. Prior to founding Renova, Mr. Doherty held the post of Managing Director and Deputy Head of Municipal and Infrastructure Finance at JP Morgan, where he directed the investment banking services to state and local government, water, energy, transport, housing, healthcare, and higher education clients. He also served as the co-head of UBS/Paine’s Webber National Infrastructure Group. He was a Managing Director in Merrill Lynch’s alternative investment, private equity and municipal finance groups. From 2013-2018, Mr. Doherty served as Chief Financial Officer for Ensyn Corporation, one of Renova’s joint venture partners. One of Renova’s initial investments was Main Street Power Company, Inc., a commercial solar developer and owner/operator of solar assets in the U.S. Mr. Doherty served on the Board of Directors of Main Street Power prior to its sale to AES Corporation in 2015. He also serves on the management committee for Sustainable Living Partners. Mr. Doherty has a Bachelor of Science degree in Foreign Services from Georgetown University Edmund A. Walsh School of Foreign Service, and a Master of Business Administration from the University of Chicago Graduate School of Business Chicago.
Nominee / Interested Director
Casey R. Frazier joined the Adviser as the Chief Investment Officer in 2011. Previously, Mr. Frazier was a Senior Vice President of NRF Capital Markets LLC from 2010 to 2011, where he was responsible for product development and due diligence for the firm including helping to develop products to be sold in the retail broker-dealer channel, managing the due diligence process for existing products and overseeing the marketing efforts of the firm. Prior to that Mr. Frazier acted as the Chief Investment Officer for Welton Street Investments, LLC and Welton Street Advisors LLC from 2005 to 2010. In this capacity he reviewed and monitored all prospective securities offerings and investments. This included the review of over $7 billion in private real estate transactions. From 2004 to 2005 he was an Assistant Vice President, Asset Management of Curian Capital LLC (“Curian”), a registered investment adviser. In this capacity, Mr. Frazier helped supervise the asset allocation and money manager selection for Curian’s turnkey asset management program. Mr. Frazier helped develop over 300 multi-disciplinary account portfolios. During his tenure he helped the firm grow assets from $200 million to over $1 billion. Previously, Mr. Frazier managed the due diligence process for the National Planning Holdings’ (“NPH”) broker/dealer network from 2003 to 2004. NPH is an organization with four separate broker dealers and over 3,000 registered representatives. This process included analyzing all potential investments to be sold within the broker dealer network including; mutual funds, variable annuities, private placements, REITs, hedge funds and derivative products. Mr. Frazier received a Bachelor of Arts degree in American Political Economy from The Colorado College, and has earned the CFA (Chartered Financial Analyst) designation. The Boards are aided by Mr. Frazier’s strong investment management skills.
Officers
The current officers of the Funds are set forth in the Additional Information – Officers and Other Information section of this Proxy Statement.
Board Participation and Committees
The Boards believe that the Nominees’ experience, qualifications, attributes and skills give them the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Boards’ Nominating and Governance Committees contains factors considered by the Nominating and Governance Committees in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Directors may benefit from information provided by counsel to the Independent Directors or counsel to the Funds; both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.
Each Director serves on the Board for the duration of the applicable Fund, or until December 31st of the calendar year during which they turn 75 years old, their death, resignation, termination, removal or retirement. A director’s position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity. A director may resign upon 90 days’ prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders. The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving. If no director remains to manage the business of a Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.
The Chair of each Board is Mr. Frazier. Each Board has also designated Mr. McCready as a Lead Independent Director to take the lead in addressing with management matters or issues of concern to the Boards. In light of each Board’s size and structure, and the cooperative working relationship among the Directors, each Board has determined that it is appropriate to have an Interested Director serve as Chair of the Boards. The standing committees of each Board include the Audit Committee, Nominating and Governance Committee, Investment Committee and Valuation Committee. During the fiscal year ended March 31, 2022, the Boards met four times.
The current members of each Audit Committee are Mr. Doherty, Mr. McCready, Mr. Jones, Mr. Sveen and Ms. Wold, each of whom is an Independent Director. The current Chair of each Audit Committee is Mr. Doherty. The purpose of each Audit Committee, pursuant to its adopted written charter, is to (1) oversee the Funds’ accounting and financial reporting processes, the audits of the Funds’ financial statements and the Funds’ internal controls over, among other things, financial reporting and disclosure controls and procedures; (2) oversee or assist in Board oversight of the integrity of the Funds’ financial statements and the Funds’ compliance with legal and regulatory requirements; and (3) approve prior to appointment the engagement of the Funds’ independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm. For the last fiscal year, the Audit Committees reviewed and discussed the audited financial statements with management and have discussed with the independent accountant the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (“SEC”). The Audit Committees have received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committees concerning independence, and have discussed with the independent accountant the independent accountant’s independence. Based on these reviews and discussions, the Audit Committees recommended to the Boards that the audited financial statements be included in each Fund’s annual report. During the fiscal year ended March 31, 2022, the Audit Committees met two times.
The current members of each Nominating and Governance Committee are Mr. Doherty, Mr. McCready, Mr. Jones, Mr. Sveen and Ms. Wold, each of whom is an Independent Director. The current Chair of each Nominating and Governance Committee is Mr. Sveen. The purpose of each Nominating and Governance Committee, pursuant to its adopted written charter, is to (1) evaluate the suitability of potential candidates for election or appointment to the Board and recommend candidates for nomination; (2) recommend the appointment of members and chairs of each Board committee; (3) develop and recommend to the Boards a set of corporate nominating principles applicable to the Funds and monitor corporate nominating matters; and (4) oversee periodic evaluations of the Board and its committees. The Nominating and Governance Committees review nominations of potential directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Each Nominating and Governance Committee will consider nominations as it deems appropriate after taking into account, among other things, the factors listed in the charter. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Each Nominating and Governance Committee meets as is necessary or appropriate. During the fiscal year ended March 31, 2022, the Nominating and Governance Committees met three times.
Each Investment Committee is comprised of all of the Directors, the majority of which are Independent Directors. The current Chair of each Investment Committee is Mr. Frazier. The purpose of each Investment Committee, pursuant to its adopted written charter, is to (1) oversee the Adviser’s determination of, implementation of, and ongoing monitoring of investment strategies and objectives of the Funds, which include the Adviser’s process for the selection and ongoing due diligence of underlying private funds in which the Funds invest, Sub-Advisers, and other direct investments of the Funds; and (2) review and make recommendations to the Boards regarding the initial approval and periodic renewal of advisory contracts between the Funds, the Adviser and the Sub-Advisers, as required by Section 15 of the Investment Company Act. During the fiscal year ended March 31, 2022, the Investment Committees met four times.
Each Valuation Committee is comprised of all of the Directors, the majority of which are Independent Directors. The current Chair of each Valuation Committee is Mr. Jones. The purpose of each Valuation Committee, pursuant to its adopted written charter, is to oversee the development of Fund policies and procedures and the Adviser’s implementation of those policies and procedures, for the calculation of each Fund’s net asset value. The Valuation Committees review and oversee the policies and reporting of the underlying asset values of the underlying private funds in which the Funds invest, as well as the portion of each Fund’s assets that are sub-advised by Sub-Advisers and invested directly by the Adviser, including through the private funds and/or other vehicles through which the Funds invest. During the fiscal year ended March 31, 2022, the Valuation Committees met four times.
Required Vote
The election of a Nominee requires a plurality of the votes cast to elect provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied. There shall be no cumulative voting in the election of Nominees.
Election of the Nominees for a particular Fund is not contingent on the approval of any other proposal or the completion of the Transaction.
Board Recommendation
The Board of your Fund believes that the election of each Nominee is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously3 recommends that shareholders vote FOR the election of each Nominee as set forth in this proposal 1.
[3]
Because Ms. Wold became a Director effective August 1, 2022, after the Board’s approval of the matters described in this proxy statement, Ms. Wold did not vote on the submission of any proposals to shareholders.

Proposal 2
APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS
The Directors have unanimously approved, and recommend to the shareholders of each Fund that they approve, a new investment management agreement between each Fund and the Adviser. The form of the proposed new investment management agreement, which is substantially similar for each Fund, is attached at Appendix A. You should refer to Appendix A for the complete terms of your Fund’s proposed investment management agreement.
In connection with the need to approve new investment management agreements as a result of the pending Transaction, the Directors determined to take the opportunity to standardize, clarify, and modernize various provisions of the current agreements. The Directors believe that this standardization will benefit shareholders by making the administration of the Funds’ investment management agreements more efficient.
The terms of the proposed new investment management agreements, and certain differences between the proposed new investment management agreements and the current agreements, are described generally below. The date of each Fund’s current investment management agreement; the date on which it was last approved by shareholders, including the purpose of such approval; and the date on which its continuance was last approved by the relevant Board is set forth in the Additional Information – Investment Management Agreement: Dates and Approvals section of this Proxy Statement.
Fees. Neither Fund will experience increased management fees under the proposed new investment management agreements. The annual contractual management fees for each Fund under the proposed new investment management agreements will be the same as the contractual rate of fees currently payable to the Adviser under the current investment management agreements. The current fee schedule for investment management services for each Fund is set forth in the Additional Information – Investment Management Agreement: Fees section of this Proxy Statement.
Investment Management Services. The current investment management agreements for your Fund provide that the Adviser shall manage the investment and reinvestment of each Fund’s assets under the supervision of the Board. In this regard, the Adviser shall: (a) determine the composition and allocation of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (b) identify, evaluate and negotiate the structure of the investments made by the Fund; (c) execute, monitor and service the Fund’s investments; (d) determine the securities and/or other assets that the Fund shall purchase, retain, or sell; (e) select and perform due diligence on prospective sub-advisers and other service providers, including without limitation broker-dealers, custodians, attorneys, accountants, administrators, clearing firms and transfer agents; (f) manage the assets and liabilities of the Fund; and (g) provide the Fund with such other investment advisory, research and related services as the Fund’s Board may, from time to time, reasonably request or require for the investment of the Fund’s assets.
These investment management service provisions remain substantially unchanged in the new investment management agreements. The new investment management agreements also clarify that the Adviser shall manage the investment and reinvestment of the Fund’s assets, determine what portion, if any, of the Fund’s assets shall remain uninvested, and supervise and arrange the day-to-day operations of the Fund.
Delegation of Responsibilities. Under the current investment management agreements, the Adviser may engage one or more sub-advisers to manage a specified portion of the Fund’s assets.
These delegation provisions remain substantially unchanged in the new investment management agreements, although the new investment management agreements make more explicit the authority of the Adviser to delegate any of the Adviser’s duties to one or more sub-advisers. Any such delegation to a sub-adviser would be subject to approval by Fund shareholders of any sub-advisory agreement, absent applicable exemptive relief from the SEC.
Choice of Law. The current investment management agreements provide that the agreements and all performances thereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to principles of choice of law.
These choice of law provisions remain substantially unchanged in the new investment management agreements.
Expenses. The current investment management agreements provide that the Adviser shall bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses. In addition to the management fees paid to the Adviser, the Fund is required to pay (i) all investment expenses, including underwriting compensation, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its share of expenses of any underlying fund in which the Fund invests and (ii) all ongoing ordinary administrative, organizational, offering and operational costs and expenses of the Fund, including insurance, taxes, SEC and state blue sky registration fees, and any fees paid to the Fund’s service providers, including the administrator, transfer agent, escrow holder or any regulatory and compliance administrator in respect of the Fund, and any extraordinary operating expenses of the Fund.
These expense provisions remain substantially unchanged in the new investment management agreements, although the new investment management agreements clarify the costs currently borne by the Funds – namely, that the Funds bear the cost of compensating the Independent Directors and the Chief Compliance Officer of the Funds, as well as any additional fees and expenses as may be approved by the Board or shareholders from time to time, and that the Funds do not bear distribution and account servicing fees or costs related to preparing advertising and sales materials.
Term and Termination. The current investment management agreements became effective upon their execution on August 26, 2011, with respect to VCMIX, and on April 7, 2017, with respect to VCRRX, and remained in effect for an initial period of two years. The current agreements provide that they will continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board, or by the vote of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Independent Directors, cast at a meeting called for the purpose of voting on such approval.
The current investment management agreements provide that they may be terminated at any time, without penalty, by (i) the Board or (ii) vote of a majority of the outstanding voting securities of the Fund, upon not more than 60 days’ written notice to the Adviser, in accordance with Section 15(a)(3) of the Investment Company Act, or by the Adviser at any time upon 90 days’ written notice to the Fund. In addition, the current investment management agreement will terminate automatically by its terms in the event of its assignment (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
These term and termination provisions remain substantially unchanged in the new investment management agreements, except that the agreements shall remain in effect for an initial period of up to one year prior to being submitted to the Board for continuation.
Limitation of Liability. Under the current investment management agreements, absent willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s obligations or duties under the agreement, the Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the subject matter of the agreements, including but not limited to any damage or loss incurred by reason of any act or omission of any bank, broker, dealer, or manager, or any agent, partner, director, officer, or employee of any of them.
These limitation of liability provisions remain substantially unchanged in the new investment management agreements.
Third Party Beneficiaries. The proposed new investment management agreements provide that the agreements are not intended to confer to any person or entity not a party to the agreement any right, benefit, or remedy of any nature.
Amendments. The proposed new investment management agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Fund’s Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.
Section 15(f) of the Investment Company Act
The Transaction is expected to be structured in reliance on Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company (or an affiliated person of such an investment adviser) may receive an amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser that results in an assignment of an investment management agreement with such investment company, provided that two conditions are satisfied. First, for a period of three years following such assignment, at least 75% of the board of directors of such investment company must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser of such investment company or the predecessor adviser of such investment company. The Boards currently satisfy this condition and will continue to satisfy this condition following consummation of the Transaction. Second, no “unfair burden” shall be imposed on such investment company as a result of the assignment of the investment management agreement or any express or implied terms, conditions or understandings applicable thereto. The compensation payable by the Funds will not change as a result of the Transaction. In addition, Colliers has contractually agreed not to take any action that would have the effect, directly and indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in connection with the Transaction.
Board Considerations
In connection with the proposed Transaction, the Boards, assisted by their independent legal counsel, requested extensive information from the Adviser and Colliers regarding the proposed Transaction and its potential implications for the Funds. The Boards reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment management agreements. The Directors were kept apprised of the sale process throughout the period leading up to the public announcement of the pending Transaction on June 30, 2022.
In the course of their deliberations regarding the new investment management agreements, the Boards considered the following factors:
The Board considered that it recently (on May 26, 2022) approved the continuation of the Adviser to serve as the investment manager of the Funds under the current investment management agreements. As a part of that renewal process, the Board had received extensive information and reviewed, among other factors, the nature, extent and quality of the services provided by the Adviser, the performance of the Funds, a comparison of the fees paid to the Adviser to fees paid by similar investment companies, the Adviser’s costs and profitability, indirect benefits to the Adviser and the sharing of economies of scale with shareholders. Based on that review, the Board had determined that the Adviser was qualified to perform the services needed to successfully implement each Fund’s investment strategy, that the Adviser had delivered an acceptable level of investment returns to shareholders, that the management fee was reasonable, that the Adviser’s profits were not unreasonable, that the Adviser does not receive any indirect benefits from the Funds and that any economies of scale were appropriately reflected in the management fee paid by the Funds. In light of these findings, the Board had concluded it was in the best interest of each Fund and its shareholders to renew the current investment management agreement for an additional year.
At its meeting on July 27, 2022, the Board considered that there had not been any significant changes in the services provided by the Adviser to the Funds, including investment performance, since its May 2022 decision to renew the current investment management agreements and that the Adviser was not aware of any material changes to the information provided to the Board in connection with that contract renewal. As a result, the Board considered the factors considered as a part of the May 2022 contract renewal and reaffirmed those findings and conclusions.
The Board considered the terms of the proposed Transaction and how the acquisition may impact the services provided by the Adviser to the Funds. As a part of that analysis, the Board considered:
•	The financial strength and expertise, the long-term investment objective and the leadership structure of Colliers, as well as Colliers’ successful experience with similar past acquisitions;
•	Colliers strategic plans for the Adviser, including resources that would be made available to the Adviser;
•	The continuation of the current leadership of the Adviser, who would continue to have substantial ownership interests in the Adviser;
•
The autonomy of the current leadership of the Adviser to make the day-to-day decisions regarding the Adviser’s business and that Colliers would not have any role in the Adviser’s investment management process or be involved in investment decisions made for the Adviser’s clients, including the Funds; and

•	The terms of the Transaction do not include any earnouts or performance targets in connection with the purchase price.
The Board considered how the Transaction may impact how the Funds are managed. As a part of that analysis, the Board considered:
•
There would be no changes to the investment objectives, policies or strategies of the Funds, and no changes to investment personnel managing the Funds or personnel providing administrative functions, as a result of the Transaction;

•	There would be no changes to the fees charged to the Funds;

•
In undertaking to comply with the safe harbor of Section 15(f) of the Investment Company Act, Colliers and the Adviser have agreed for a period of three years that no unfair burden will be imposed on the Funds as a result of the Transaction; and

•
Although the Funds would not be able to invest in other fund investments that were managed by advisers affiliated with Colliers, the Adviser represented that this should not have a material impact on the investment opportunities of the Funds. This restriction may also affect how each Fund would exit certain currently held positions; however, the Adviser represented that there is no current intention to exit these positions and that alternative arrangements should be available at such time as a sale was desired.

The Board considered potential benefits to the Funds from the Transaction, including the benefit of having a financially secure investment adviser, with additional resources and an enhanced structure to retain personnel; the potential for the Adviser to be able to leverage Colliers’ resources in vendor negotiations for the Funds, such as the Funds’ line of credit; the potential for improved investment performance through the Adviser’s access to additional research, risk management and other resources; and the potential for economies of scale.
The Board considered the revised terms of the new investment management agreements and concluded that the services to be provided will be substantially similar to the services currently provided and that the changes in terms are appropriate.
The Board considered that the approval of the new investment management agreements was for a one-year term and that the Board would consider renewal of the new investment management agreements under its normal cycle in 2023.
The Board considered that approval of the new investment management agreements would allow shareholders to continue to receive services, without interruption, from the Funds’ current Adviser.
Required Vote
Approval of your Fund’s proposed new investment management agreement requires the affirmative vote of “a majority of the outstanding shares of common stock,” defined in the Investment Company Act as the lesser of: (i) 67% or more of common stock present or represented by proxy at the special meeting if the holders of more than 50% of outstanding common stock are present or represented by proxy, or (ii) more than 50% of outstanding common stock (“Investment Company Act Majority”) of the shares of your Fund, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.
This proposal will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. This proposal is not contingent on the approval of any of the other proposals or on the closing of the Transaction. However, the Transaction will not close unless this proposal and proposal 3 are approved by shareholders of both Funds.
Board Recommendation
The Board of your Fund, including a majority of the Independent Directors, believes that the approval of the new investment management agreement is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the new investment management agreement as set forth in this proposal 2.

Proposal 3

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS
The Directors have unanimously approved, and recommend to the shareholders of each Fund that they approve, a new investment sub-advisory agreement between the Adviser and the noted Sub-Adviser. As described in more detail in proposals 3A through 3D, the Adviser has engaged, and intends to retain, the following Sub-Advisers for the Funds:
Proposal 3A:	Approval of New Investment Sub-Advisory Agreement with Principal Real Estate Investors, LLC (“PrinREI”) with respect to VCMIX

Proposal 3B:	Approval of New Investment Sub-Advisory Agreement with Security Capital Research & Management Incorporated (“Security Capital”) with respect to VCMIX

Proposal 3C:	Approval of New Investment Sub-Advisory Agreement with Brookfield Public Securities Group LLC (“Brookfield”) with respect to VCRRX

Proposal 3D:	Approval of New Investment Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”) with respect to VCRRX
Each Sub-Adviser listed above currently serves as a sub-adviser to the Fund indicated. An assignment of the investment management agreements with the Adviser, such as is expected to occur following the Transaction described herein, automatically terminates the Funds’ investment management agreements and, in addition, automatically terminates each investment sub-advisory agreement pursuant to its terms. So that your Fund will not lose the benefit of the sub-advisory services provided by the Sub-Advisers, the Adviser intends to enter into new investment sub-advisory agreements with the Sub-Advisers that are substantively similar to the current investment sub-advisory agreements, except as described in this Proxy Statement. There will be no material changes between the current investment sub-advisory agreements and the new investment sub-advisory agreements, and there are no changes to the fees. For VCMIX, the Fund will continue to pay the sub-advisory fees to the Sub-Advisers. For VCRRX, the sub-advisory fees will continue to be paid by the Adviser out of its management fee, and not by the Fund.
The Directors have unanimously approved these new investment sub-advisory agreements. The forms of the proposed new investment sub-advisory agreements are attached at Appendix B. You should refer to Appendix B for the complete terms of your Fund’s proposed new investment sub-advisory agreement. The date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the Board is set forth in the Additional Information – Investment Sub-Advisory Agreements: Dates and Approvals section of this Proxy Statement.
The terms of the proposed new investment sub-advisory agreements, and certain differences between the proposed new investment sub-advisory agreements and the current agreements, are described generally below.
Fees. The current investment sub-advisory agreements with Security Capital and PrinREI, each in respect of VCMIX, provide that the Adviser shall direct the Fund to pay the Sub-Adviser the sub-advisory fee outlined in the agreement. The current investment sub-advisory agreements with Brookfield and Lazard, each in respect of VCRRX, provide that the Adviser shall pay the Sub-Adviser the sub-advisory fee outlined in the agreement.
Information regarding the fees paid to the Sub-Advisers (which are not changing as part of this proposal) is included in the Additional Information – Investment Sub-Advisory Agreements: Fees section of this Proxy Statement.
Investment Sub-Advisory Services. Under each of the current investment sub-advisory agreements the Sub-Adviser is appointed to manage a portion of the Fund’s assets (the “Account”). Each of the current investment sub-advisory agreements, except the sub-advisory agreement with Security Capital (collectively, the “Brookfield, Lazard and PrinREI Sub-Advisory Agreements”), provides that the Sub-Adviser shall have full discretion and authority to manage the investment and reinvestment of the assets in the Account in accordance with the Fund’s investment objectives and strategies and subject to certain investment guidelines, which may from time to time be amended, supplemented, revised or restated. The current investment sub-advisory agreement with Security Capital provides that the sub-adviser shall have complete discretion and authority to make such sales, exchanges, investments or reinvestments or to take any action that it deems necessary or desirable in connection with the assets in the Account subject to investment guidelines, which include the investment policies, guidelines, objectives, restrictions, conditions, limitations and directions applicable to the Fund.
Each of the current investment sub-advisory agreements also provides that the Sub-Adviser shall send to the Adviser a quarterly report that summarizes certain aspects of the Account.
The current investment sub-advisory agreements with Lazard and Security Capital provide that the Sub-Adviser has authority to determine how to vote proxies and to vote such proxies. The current investment sub-advisory agreement with PrinREI provides that the Sub-Adviser shall act in accordance with its written proxy voting policies and procedures and take or cause to be taken all necessary action in accordance therewith.
These investment management service provisions remain substantially unchanged in the proposed new investment sub-advisory agreements, except that the new investment sub-advisory agreements with PrinREI and Brookfield provide that the Sub-Adviser will vote proxies on behalf of the Fund with respect to the assets in the Account in accordance with applicable policies and procedures. The proposed new investment sub-advisory agreements also clarify that the Sub-Adviser will invest the assets in the Account in accordance with the Fund’s investment objectives and strategies and state that the Sub-Adviser shall exercise reasonable care in the performance of its duties under the agreement and will conduct its activities in compliance with applicable law, any applicable procedures of the Fund and the Fund’s Limited Liability Company Agreement, each as may be amended from time to time.
In addition, the proposed new investment sub-advisory agreements contain provisions clarifying that the Sub-Adviser shall render reports to the Directors and the Adviser as they may reasonably request concerning the investment activities of the Fund, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the Investment Company Act.
Conflicts of Interest. The current investment sub-advisory agreements with Security Capital, PrinREI and Brookfield provide that the Sub-Adviser will allocate investment opportunities among its clients on a fair an equitable basis.
These conflicts provisions remain substantially unchanged in the proposed new investment sub-advisory agreements except that a similar provision is added to the proposed new investment sub-advisory agreement with Lazard.
Third Party Beneficiaries. Each of the Brookfield, Lazard and PrinREI Sub-Advisory Agreements provide that the parties to each agreement do not intend for the agreement to benefit any third party not expressly named in the agreement.
These third-party beneficiary provisions are revised in the new investment sub-advisory agreements to provide that the applicable Fund is a third-party beneficiary to the agreement.
Limitation of Liability. Each of the Brookfield, Lazard and PrinREI Sub-Advisory Agreements provides that the Sub-Adviser shall not be liable to the Fund, the Adviser or to any of their respective members for any loss or damage occasioned by any acts or omissions in the performance of its services as Sub-Adviser, unless such loss or damage is due to the gross negligence, recklessness or willful misconduct of the Sub-Adviser, or as otherwise required by law.
Each of the current Sub-Advisory Agreements with PrinREI and Lazard provides that the Sub-Adviser shall indemnify and hold harmless the Fund and the Adviser from and against any expense, loss, liability or damage incurred by the Fund or the Adviser as a result of the gross negligence, recklessness or willful misconduct of the Sub-Adviser, or as otherwise required by law. The current investment sub-advisory agreement with Brookfield provides that the Sub-Adviser shall indemnify and hold harmless the Fund and the Adviser from and against any expense, direct losses that are proven with reasonable certainty, liability or damage that are not consequential or incidental incurred by the Fund or the Adviser as a result of the gross negligence, recklessness or willful misconduct of the Sub-Adviser, or as otherwise required by law.
Each of the current Brookfield, Lazard and PrinREI Sub-Advisory Agreements provides that the Fund, and, in the case of the current investment sub-advisory agreement with Lazard, the Adviser, shall indemnify and hold harmless the Sub-Adviser and its principals and employees from and against any expense, loss, liability or damage incurred by the Sub-Adviser by reason of being or having been the Sub-Adviser to the Adviser; provided, however, that the Sub-Adviser shall not be so indemnified to the extent that such expense, loss, liability or damage shall have been incurred or suffered by the Sub-Adviser by reason of its gross negligence, recklessness or willful misconduct, or as otherwise required by applicable law.

The current investment sub-advisory agreement with Security Capital states that the Fund shall be responsible for, and shall reimburse the Sub-Adviser with respect to, any out-of-pocket expenses (including attorneys fees) incurred by the Sub-Adviser and its affiliates with respect to any third party litigation or required responses to third parties arising out of the Sub-Adviser’s management of the Account, except to the extent that the Sub-Adviser or any of its affiliates acted with gross negligence or willful misconduct. In addition, it states that the Sub-Adviser and its affiliates shall not be liable for any losses incurred by or threatened against the Sub-Adviser as the result of any actions it takes based on instructions that it receives from authorized persons of the Adviser and that the Sub-Adviser shall not be liable to the Adviser or the Fund for any losses suffered by the Fund arising from any depreciation in the value of the Account or from the income derived from it, except to the extent such losses are directly caused by the gross negligence or willful misconduct of the Sub-Adviser or its affiliates.
These limitation of liability provisions remain substantially unchanged in the proposed new investment sub-advisory agreements with Brookfield, Lazard and PrinREI, and the provision in the proposed new investment sub-advisory agreement with Security Capital is revised to align with the standard for Brookfield, Lazard and PrinREI.
Amendments. Each of the current investment sub-advisory agreements provides that it may be amended by mutual consent of the parties in writing and that the effect of any material change in the agreement will be to create a new contract that must be approved either: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the Investment Company Act, or (ii) in accordance with exemptive relief received from the SEC that would permit the Adviser, subject to the approval of the Board, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.
These amendment provisions remain substantially unchanged in the proposed new investment sub-advisory agreements.
Applicable Law. Each of the current investment sub-advisory agreements provides that the agreement generally shall be governed by the laws of the state of New York. The current investment sub-advisory agreement with Security Capital provides that legal actions relating to the agreement must be brought in the courts of state of New York and of the federal courts in the Southern District of New York.
These applicable law provisions remain substantially unchanged in the proposed new investment sub-advisory agreements.
Term and Termination. The current investment sub-advisory agreements became effective upon their execution and remained in effect for an initial period of two years, and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board, or by the vote of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the Investment Company Act) or otherwise in accordance with any applicable exemptive relief from the SEC, and (ii) the vote of a majority of the Fund’s Independent Directors, cast at a meeting called for the purpose of voting on such approval.
The current investment sub-advisory agreements provide that said agreements may be terminated (i) by the Adviser or (ii) by the Sub-Adviser, in each case, upon thirty (30) calendar days written notice to the other party. In addition, the agreement may be terminated at any time, without the payment of any penalty, by (i) vote of the Directors; or (ii) vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the Investment Company Act), upon not more than sixty (60) days’ written notice to the Sub-Adviser, in accordance with Section 15(a)(3) of the Investment Company Act. In addition, each current investment sub-advisory agreement will terminate automatically in the event of its assignment in accordance with Section 15(a)(4) of the Investment Company Act.
These term and termination provisions remain substantially unchanged in the proposed new investment sub-advisory agreements, except that the agreements shall remain in effect for an initial period of up to one year prior to being submitted to the Board for continuation.
Board Considerations
In connection with the pending Transaction, the Boards, assisted by independent legal counsel, discussed the Transaction’s impact upon the Funds at its meeting on July 27, 2022. At such meeting, the Boards determined that it would be in Fund shareholders’ best interests to have each Sub-Adviser continue to provide sub-advisory services to the applicable Fund. The Boards reviewed and discussed information provided by the Adviser, as well as information previously provided by each of the Sub-Advisers at a meeting held on May 26, 2022, and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible transaction and new investment sub-advisory agreements.
The Board considered that it recently (on May 26, 2022) approved the continuation of the Sub-Advisers to serve as the investment sub-advisers of their respective Funds under the current investment sub-advisory agreements. As a part of that renewal process, the Board had received extensive information and reviewed, among other factors, the nature, extent and quality of the services provided by the Sub-Advisers, the performance of the Sub-Advisers, the fees paid to the Sub-Advisers, the Sub-Advisers’ profitability, indirect benefits to the Sub-Advisers and the sharing of economies of scale with shareholders. Based on that review, the Board had determined that each Sub-Adviser was qualified and the services were satisfactory, that, with respect to each investment sub-advisory agreement, the sub-advisory fee was negotiated at arm’s-length, that the Sub-Adviser’s profits were not unreasonable, that after taking into account the indirect benefits received by the Sub-Adviser from the Fund the sub-advisory fees were reasonable, and that any economies of scale were appropriately reflected in the sub-advisory fees paid by the Fund. In light of these findings, the Board had concluded it was in the best interest of each Fund and its shareholders to renew the current investment sub-advisory agreements for an additional year.
At its meeting on July 27, 2022, the Board considered that there had not been any significant changes in the services provided by the Sub-Advisers to the Funds since its May 2022 decision to renew the current investment sub-advisory agreements and that the Adviser was not aware of any material changes to the information provided to the Board in connection with that contract renewal. As a result, the Board considered the factors considered as a part of the May 2022 contract renewal and reaffirmed those findings and conclusions.
The Board considered that there would be no changes to the fees paid to the Sub-Advisers as a result of the Transaction.
The Board considered the revised terms of the new investment sub-advisory agreements and concluded that the services to be provided will be substantially similar to the services currently provided and that the changes in terms are appropriate.
The Board considered that the approval of the new investment sub-advisory agreements was for a one-year term and that the Board would consider renewal of the new investment sub-advisory agreements under its normal cycle in 2023.
The Board considered that approval of the new investment sub-advisory agreements would allow shareholders to continue to receive services, without interruption, from the Funds’ current Sub-Advisers.
Required Vote
Approval of your Fund’s proposed new investment sub-advisory agreement requires the affirmative vote of an Investment Company Act Majority of the shares of your Fund, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.
This proposal is not subject to the closing of the Transaction, but is subject to shareholders’ approval of proposal 2 for a particular Fund, which approves the investment management agreement between the Adviser and a Fund. If the shareholders of a given Fund do not approve proposal 2, this proposal 3 will be deemed null with respect to that Fund. The Boards will consider whether other appropriate actions, if any, are warranted. In addition, the Transaction will not close unless proposal 2 and this proposal 3 are approved by shareholders of both Funds.
Board Recommendation
The Board of your Fund believes that the new investment sub-advisory agreements are in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the approval of the new investment sub-advisory agreements as set forth in this proposal 3.

Further Information About Voting and the Special Meeting
Quorum and Methods of Tabulation. The presence in person or by proxy of shareholders holding a majority of the total number of outstanding shares of a Fund held by all shareholders as of the close of business on August 16, 2022 (the “Record Date”) will constitute a quorum for purposes of actions taken at the Meeting. In the absence of a quorum, the Meeting may be adjourned to a time as determined by the Board and communicated to shareholders. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by your Fund as Inspectors of Election for the meeting. The Inspectors of Election will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares for which a broker or nominee returns a proxy but for which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.
With respect to proposal 1 (Election of Directors), the election of a Nominee requires a candidate to receive a plurality of the votes cast at any meeting of shareholders called to effect such an election. There shall be no cumulative voting in the election of Nominees. As a result, a “withhold” will have no effect on the vote’s outcome because the candidates who receive the highest number of “for” votes are elected, and if candidates run unopposed they only need a single “for” vote to be elected.
With respect to proposals 2 (Approval of Investment Management Agreement) and 3 (Approval of Investment Sub-Advisory Agreements), approval of the agreements requires an Investment Company Act Majority. As a result, abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Directors, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.
Shareholders are not entitled to any appraisal or similar rights of dissenters with respect to the proposals.
Other business. The Directors know of no matters other than those described in this Proxy Statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
Simultaneous meetings. The meetings of shareholders of both Funds are called to be held at the same time. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.
Solicitation of proxies. In addition to soliciting proxies by mail, Directors of your Fund, employees of the Adviser and/or third-party proxy solicitors may solicit proxies in person or by telephone. Your Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number the Adviser has in its records for their accounts, and would be asked for identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.
Fund shareholders have the opportunity to submit their voting instructions via the internet or by automated telephone service. To use the internet, please access the internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the shareholders.

Revocation of proxies. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. A shareholder who has submitted a proxy, including by telephone or internet, may revoke or withdraw the proxy with respect to any proposal or any adjournment or postponement if such revocation or withdrawal is properly received prior to the vote on that matter. A shareholder may revoke a proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or by attending the Meeting or the adjournment or postponement thereof and voting in person on the matter or matters.
Additional Meeting Information
Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Fund’s proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.
The Nominating and Governance Committees of the Boards, which consist of Independent Directors only, will also consider nominees recommended by shareholders of a Fund to serve as directors. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of their Fund at 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis.
If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the Fund within a reasonable time before the Fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the applicable Fund’s organizational documents.
Expenses of Solicitation. The Adviser has retained Computershare Fund Services (“CFS”) to aid in the solicitation of shareholders in connection with the proposals. The estimated cost associated with the solicitation of shareholders, including CFS’s fee and other expenses of the preparation of proxy statements and related materials, including printing and delivery costs and the proxy solicitation expenses, is approximately $600,000. These expenses will be borne 50% by the Adviser and 50% by Colliers.
Adjournment. If the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meeting. Even if the quorum requirements have been satisfied, if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the votes represented at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Any proposal for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.
Duplicate mailings. As permitted by SEC rules, the policy of the Adviser is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please call our proxy information line at 1-866-436-8552 or send such requests to Versus Capital Advisors LLC, 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237.
Financial information. Your Fund’s Secretary will furnish to you, upon request and without charge, a copy of your Fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period. You may direct such requests to Versus Capital Advisors LLC, 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237 or 1-877-200-1878.

Additional Information
Versus Capital Advisors LLC. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly owned subsidiary of Versus Capital Group, LLC, located at 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. The Adviser is a Delaware limited liability company originally formed in March of 2007 and reorganized in 2011. The Adviser is a boutique asset management firm that specializes in real asset investing with approximately $5.8 billion in assets under management as of March 31, 2022.
The co-founders of the Adviser, Mark D. Quam, William R. Fuhs and Casey R. Frazier, indirectly own a controlling interest in Versus Capital Group, LLC. Mr. Frazier also serves as an Interested Director and Chair of the Board of each Fund.
Versus Capital Advisors LLC
Name	Principal Occupation
Mark D. Quam	Chief Executive Officer
William R. Fuhs	President
Casey R. Frazier	Chief Investment Officer
Stephen Andersen	Chief Compliance Officer & Chief Risk Officer
Brian Petersen	Chief Financial Officer & Chief Operating Officer
Timothy J. Fete	Chief Legal Officer
Principal Real Estate Investors, LLC. PrinREI is a registered investment adviser under the Advisers Act and acts as an independent sub-adviser to VCMIX. PrinREI, located at 711 High Street, Des Moines, Iowa 50392, is an indirect wholly owned subsidiary of Principal Financial Group, Inc., located at 711 High Street, Des Moines, Iowa 50392.
Principal Real Estate Investors, LLC
Name	Principal Occupation
Patrick G. Halter	Chairman
Andrew J. Donohue	Chief Compliance Officer
Todd E. Everett	Director
Kamal Bhatia	Director
Security Capital Research & Management Incorporated. Security Capital is a registered investment adviser under the Advisers Act and acts as an independent sub-adviser to VCMIX. Security Capital, located at 10 South Dearborn Street, Suite 1400 Chicago, Illinois 60603, is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. (“JPMC”). JPMorgan Asset Management Holdings Inc., a subsidiary of JPMC, located at 383 Madison Avenue, New York, NY 10017, owns all the common stock of Security Capital.
Security Capital Research & Management Incorporated
Name	Principal Occupation
Kevin W. Bedell	Managing Director
Anthony R. Manno	Chief Executive Officer, President, Director & Managing Director
Kenneth D. Statz	Managing Director
Steven M. Greenspan	Director
Michael J. Heller	Director, Managing Director & Treasurer
Kristin M. Swon	Chief Compliance Officer/Managing Director
Le-Ellen Spelman	Director / Managing Director
Jay Villanueva	Director / Executive Director
Luke D. A. Overmeyer	Chief Legal Officer / Secretary

Brookfield Public Securities Group LLC. Brookfield is a registered adviser under the Advisers Act and acts as an independent sub-adviser to VCRRX. Brookfield, located at Brookfield Place, 250 Vesey Street, New York, New York 10281, is a wholly owned subsidiary of Brookfield Asset Management Inc., a publicly traded Canadian corporation located at Brookfield Place, 225 Liberty Street, 43rd Floor New York, New York 10281, and a wholly owned subsidiary of Brookfield Asset Management Inc., a publicly traded Canadian corporation located at 181 Bay Street, Brookfield Place, Toronto, ON M5J T3, Canada.
Brookfield provides investment advisory services to other funds that may have investment objectives and policies similar to those of your Fund. The table in Appendix E identifies these other funds and states their net assets and the management fees that they paid to the Adviser during the fiscal years noted.
Brookfield Public Securities Group LLC
Name	Principal Occupation
David W. Levi	Chief Executive Officer
Kevin T. English	Chief Operating Officer
Brian F. Hurley	General Counsel
Brian T. Hourihan	Chief Compliance Officer and Regulatory Counsel
Lazard Asset Management, LLC. Lazard is a registered adviser under the Advisers Act and acts as an independent sub-adviser to VCRRX. Lazard, located at 30 Rockefeller Plaza, New York, NY 10112, is a wholly owned subsidiary of Lazard Freres & Co. LLC (“LF&Co.”), located at 30 Rockefeller Plaza, New York, NY 10112. The sole member of LF&Co. is Lazard Group LLC. Lazard Group LLC is an indirect subsidiary of Lazard Ltd, whose shares are publicly traded on the New York Stock Exchange.
Lazard Asset Management LLC
Name	Principal Occupation
Nathan A. Paul	Chief Business Officer
Kenneth M. Jacobs	Director
Alexander F. Stern	Director
Mark R. Anderson	General Counsel
William B. Rosenberg	Global Head of Operations & Co-Head of Finance
Robert M. Massaroni	Chief Financial Officer
Nargis A. Hilal	Chief Compliance Officer
Evan L. Russo	Chief Executive Officer
BNY Mellon Investment Servicing (US) Inc. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) performs certain administrative, accounting, custody and transfer agency services for the Funds. BNY Mellon’s principal address is 4400 Computer Drive, Westborough, Massachusetts 01581.
Foreside Funds Distributors LLC. Foreside Funds Distributors LLC (“Foreside”) serves as the Funds’ principal underwriter and distributor. Foreside’s principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.
Limitation of Director Liability. Your Fund’s organizational documents provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with acts or omissions arising out of their activities on behalf of the Fund or in furtherance of the interests of the Fund, except to the extent such liabilities or expenses were the result of fraud, gross negligence or willful misconduct on the part of such indemnified person. Your Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

Officers and Other Information. All of the officers of your Fund are employees of the Adviser. Because of their positions with the Adviser, the officers of your Fund will benefit from the management fees paid or allowed by your Fund. The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Funds.
Name, Address and Year of Birth(1)	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception
Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 to present); and Chief Executive Officer of Versus Capital Real Assets Fund LLC (2017 to present).

William R. Fuhs, Jr.; 1968	President	Since inception
President of the Adviser (2010 to present); President of Versus Capital Multi-Manager Real Estate Income Fund LLC (2016 to present); and President of Versus Capital Real Assets Fund LLC (2017 to present).

Casey R. Frazier; 1977	Chief Investment Officer	Since inception
Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 to present); and Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present).

Dave Truex; 1983	Deputy Chief Investment Officer	Since November 2021
Deputy Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (November 2021 to Present); Deputy Chief Investment Officer of Versus Capital Real Assets Fund LLC (November 2021 to Present); Deputy Chief Investment Officer of the Adviser (2017 to Present); Portfolio Manager for Colorado’s Public Employees Retirement Association (2013 to 2017).

Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since August 2019
Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (August 2019 to present); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC (August 2019 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019); and Vice President of OFI Global Asset Management, Inc. (2007 to 2017).

Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021
Assistant Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC (November 2021 to Present); Assistant Treasurer of Versus Capital Real Assets Fund LLC (November 2021 to Present), Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Name, Address and Year of Birth(1)	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Steve Andersen; 1976	Chief Compliance Officer and Secretary	Chief Compliance Officer (since October 2018); Secretary (since December 2018)
Chief Risk Officer of the Adviser (February 2022 to present); Chief Compliance Officer of the Adviser, Versus Capital Multi-Manager Real Estate Income Fund LLC and Versus Capital Real Assets Fund LLC (October 2018 to present); Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC (December 2018 to present); Secretary of Versus Capital Real Assets Fund LLC (December 2018 to present); Chief Operating Officer of the Adviser (October 2018 to January 2022); Vice President of Compliance at Janus Henderson Investors (August 2017 to August 2018); and Assistant Vice President of Compliance at Janus Capital Group (January 2016 to August 2017).

Jill Varner; 1990	Assistant Secretary	Since August 2020
Deputy Chief Compliance Officer of the Adviser (February 2022 to present); Assistant Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC (August 2020 to present); Assistant Secretary of Versus Capital Real Assets Fund LLC (August 2020 to present); Director of Compliance and Operations of the Adviser (August 2019 to February 2022); Compliance Manager at Janus Henderson Investors (January 2019 to July 2019); Senior Compliance Analyst at Janus Henderson Investors (June 2017 to December 2018); and Senior Compliance Associate at Coleman Research Group (July 2013 to May 2017).

(1)	The address of each Officer of the Fund is: c/o Versus Funds, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.
(2)	Each Officer will serve for the duration of the Fund, or until their death, resignation, termination, removal or retirement.
Number of Shares Outstanding as of the Record Date. As of August 16, 2022, to the knowledge of the Funds, the following number of shares of each Fund were outstanding.
Name of Fund	Shares
Versus Capital Multi-Manager Real Estate Income Fund	100,904,288.95
Versus Capital Real Assets Fund	106,329,162.85

5% Beneficial Ownership. As of August 16, 2022, to the knowledge of the Funds, no person other than those listed below owned beneficially or of record 5% or more of any class of shares of any Fund.
VCMIX
RECORD SHAREHOLDER	PERCENTAGE OF SHARES
Charles Schwab & Co. Inc.(1) 211 Main St. San Francisco, CA 94105	56.09%
National Financial Services LLC(1) Newport Office Center III 499 Washington Blvd. 5th Fl. Jersey City, NJ 07310	25.96%
TD Ameritrade Inc.(1) P.O. Box 2226 Omaha, NE 68103	9.75%
MSCS Financial Services LLC(1) 717 17th Street, Suite 1300 Denver, CO 80202	6.84%
(1)	The Fund has no knowledge as to whether all or a portion of the shares owned of record are also owned beneficially.
VCRRX
RECORD SHAREHOLDER	PERCENTAGE OF SHARES
Charles Schwab & Co. Inc.(1) 211 Main St. San Francisco, CA 94105	58.82%
National Financial Services LLC(1) Newport Office Center III 499 Washington Blvd. 5th Fl. Jersey City, NJ 07310	24.01%
TD Ameritrade Inc.(1) P.O. Box 2226 Omaha, NE 68103	8.23%
MSCS Financial Services LLC(1) 717 17th Street, Suite 1300 Denver, CO 80202	5.40%
(1)	The Fund has no knowledge as to whether all or a portion of the shares owned of record are also owned beneficially.
Nominee/Director Share Ownership. As of August 16, 2022, to the knowledge of the Funds, the Directors, and the officers and Directors of each Fund as a group, owned less than 1% of the outstanding shares of each class of each Fund. As of August 16, 2022, the Directors owned the following dollar amounts of the equity securities of the noted Funds:
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
VCMIX
Nominees/Independent Directors
Susan K. Wold	$0	$0
Robert F. Doherty	$50,001 to $100,000	Over $100,000
Jeffry A. Jones	$50,001 to $100,000	$50,001 to $100,000
Richard J. McCready	$10,001 to $50,000	Over $100,000
Paul E. Sveen	$50,001 to $100,000	$50,001 to $100,000

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Nominee/Interested Director
Casey R. Frazier	Over $100,000	Over $100,000
VCRRX
Nominees/Independent Directors
Susan K. Wold	$0	$0
Robert F. Doherty	$50,001 to $100,000	Over $100,000
Jeffry A. Jones	$0	$50,001 to $100,000
Richard J. McCready	Over $100,000	Over $100,000
Paul E. Sveen	$0	$50,001 to $100,000
Nominee/Interested Director
Casey R. Frazier	Over $100,000	Over $100,000
Director Compensation. The table below shows the aggregate compensation, including pension and retirement benefits, paid to each Director and certain executive officers of the Fund by each Fund for its most recently completed fiscal year.
Name of Director/Officer	Aggregate Compensation from VCMIX	Aggregate Compensation from VCRRX	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Independent Directors
Robert F. Doherty	$70,000(1)	$70,000(1)	N/A	N/A	$140,000
Jeffry A. Jones	$60,000	$60,000	N/A	N/A	$120,000
Richard T. McCready	$60,000	$60,000	N/A	N/A	$120,000
Paul E. Sveen	$60,000	$60,000	N/A	N/A	$120,000
Susan K. Wold(2)	N/A	N/A	N/A	N/A	N/A
Officer
Steve Andersen as Chief Compliance Officer	$45,000(3)	$45,000(3)	N/A	N/A	$90,000
(1)	As Chair of the Audit Committee, Mr. Doherty receives an additional amount of $10,000 per annum.
(2)	Ms. Wold became a Director effective August 1, 2022.
(3)	Represents amounts being charged to the Fund for compliance services.
Investment Management Agreement: Dates and Approvals. The following table contains information regarding the date of each Fund’s current investment management agreement, the date on which it was last approved by shareholders and the purpose for that submission, as well as, where applicable, action taken (other than renewal) with respect to the current investment management agreement by the Board since the beginning of each Fund’s last fiscal year. The date on which the continuance of each Fund’s investment management agreement was last approved by the Board was May 26, 2022.
Name of Fund	Date of Current Agreement	Date Current Agreement Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Management Contract to Shareholder Vote
Versus Capital Multi-Manager Real Estate Income Fund	August 26, 2011	August 26, 2011	Approval by sole initial shareholder of the Fund
Versus Capital Real Assets Fund	April 7, 2017	April 7, 2017	Approval by sole initial shareholder of the Fund

Investment Management Agreement: Fees. The following chart shows the fees paid to the Adviser by the Funds during the last fiscal year in consideration of the advisory services provided by the Adviser to the Funds.
Name of Fund	Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any)(1) ($)	Annual Rate at which Management Fees were Paid
Versus Capital Multi-Manager Real Estate Income Fund	0.95%	$25,935,739	0.95%
Versus Capital Real Assets Fund	1.15%	$25,376,097	1.15%
(1)	There are currently no fee waivers or reimbursements in place for either Fund.
Investment Sub-Advisory Agreements: Dates and Approvals. The following table contains information regarding the date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders and the purpose for that submission, as well as, where applicable, action taken (other than renewal) with respect to the current investment sub-advisory contracts by the Board since the beginning of each Fund’s last fiscal year. The date on which the continuance of each Fund’s investment sub-advisory agreements was last approved by the Board was May 26, 2022.
Name of Fund	Current Sub-Adviser	Date of Current Sub-Advisory Agreement	Date Current Sub-Advisory Agreement Last Submitted to Shareholder Vote	Purpose of Last Submission of Sub-Advisory Agreement to Shareholder Vote
Versus Capital Multi-Manager Real Estate Income Fund	Principal Real Estate Investors	November 2, 2016, as amended on November 22, 2019, and June 1, 2021	October 26, 2016	Initial Approval of Sub-Advisory Agreement
	Security Capital	December 19, 2011, as amended on January 1, 2019, November 22, 2019, and June 1, 2021	December 19, 2011	Approval by sole initial shareholder of the Fund
Versus Capital Real Assets Fund	Brookfield	August 15, 2017, as amended on November 22, 2019, and June 1, 2021	August 15, 2017	Approval by sole initial shareholder of the Fund
	Lazard	August 15, 2017, as amended on December 31, 2018 and November 22, 2019	August 15, 2017	Approval by sole initial shareholder of the Fund

Investment Sub-Advisory Agreements: Fees. The following chart shows the fees paid to the Sub-Advisers by the Fund (in respect of VCMIX) or the Adviser (in respect of VCRRX) during the last fiscal year in consideration of the sub-advisory services provided by the Sub-Adviser to the Funds.
Name of Fund	Current Sub- Adviser	Sub-Advisory Fee Schedule	Amount of Sub- Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any)(1) ($)	Annual Rate at which Sub-Advisory Fees were Paid
Versus Capital Multi-Manager Real Estate Income Fund	Principal Real Estate Investors
• 0.60% of the entire balance of the Account during any quarter that such assets are less than $150 million;
• 0.55% of the entire balance of the Account during any quarter that such assets are equal to or greater than $150 million but less than $300 million;
• 0.53% of the entire balance of the Account during any quarter that such assets are equal to or greater than $300 million but less than $450 million;
• 0.51% of the entire balance of the Account during any quarter that such assets are equal to or greater than $450 million but less than $600 million; and
• 0.49% of the entire balance of the Account during any quarter that such assets are greater than $600 million
			$2,136,902	0.53%
	Security Capital	• If total assets in the Account are less than $100 million: ○ 1.00% on the first $10 million; plus ○ 0.85% on the next $15 million; plus ○ 0.75% on the next $25 million; plus ○ 0.70% on the next $25 million; plus ○ 0.65% on the next $25 million; plus ○ 0.60% on the next $25 million; plus ○ 0.55% thereafter.	$1,508,603	0.58%

• If total assets in the Account are equal to or greater than $100 million:
○ 1.00% on the first $10 million; plus
○ 0.75% on the next $15 million; plus
○ 0.70% on the next $25 million; plus
○ 0.65% on the next $25 million; plus
○ 0.60% on the next $25 million; plus
○ 0.55% on the next $25 million; plus
○ 0.50% on the next $125 million; plus
○ 0.45% thereafter.

Name of Fund	Current Sub- Adviser	Sub-Advisory Fee Schedule	Amount of Sub- Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any)(1) ($)	Annual Rate at which Sub-Advisory Fees were Paid
Versus Capital Real Assets Fund	Brookfield	• 0.60% of the total assets in the Account for the first $75 million; • 0.55% of the total assets in the Account greater than $75 million and up to and including $350 million; and • 0.45% of the total assets in the Account above $350 million.	$2,499,788	0.53%
	Lazard	• 0.40% of the total assets in the Account for the first $50 million and • 0.30% of the total assets in the Account over $50 million.	$526,589	0.33%
(1)	There are currently no fee waivers or reimbursements in place for either Fund.
Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for each Fund for the Funds’ respective fiscal years noted below.
Representatives of Grant Thornton are not expected to be available at the Meeting and will not have the opportunity to make a statement.
The following table shows fees billed by Grant Thornton to each Fund during the fiscal years ended March 31, 2021 and March 31, 2022 for audit services provided to the Fund.
Name of Fund	Audit Fees(1)*	Audit Related Fees(2)*	Tax Fees(3)*	All Other Fees(4)*	Total
Versus Capital Multi-Manager Real Estate Income Fund LLC
March 31, 2021	$61,372	$3,817	$26,006	$0	$91,195
	0%	0%	0%	0%
March 31, 2022	$62,500	$3,908	$29,856	$0	$96,264
	0%	0%	0%	0%
Versus Capital Real Assets Fund LLC
March 31, 2021	$58,538	$3,817	$78,355	$86,990	$227,700
	0%	0%	0%	0%
March 31, 2022	$59,500	$7,583	$37,556	$101,528	$206,167
	0%	0%	0%	0%
*
Percentages in this table represent fees approved by the Funds’ respective Audit Committees pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (statutory de minimis waiver of Audit Committee’s requirement to pre-approve).

(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. The “Audit Fees” include fees billed for the assessment of internal controls and additional related procedures.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

(3)
“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. The nature of the services include the review of federal tax returns, state tax returns, foreign form filing requirements and related Fund tax implications.

(4)
“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.” The nature of the services include audit work for and review of federal and state tax returns of the registrant’s non-consolidated Sub-REIT investment subsidiaries.

Audit Committee Pre-Approval Procedures. Each Fund’s Audit Committee is required to pre-approve audit and non-audit services provided to the Fund by the auditors, and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Audit Committee may delegate to the Chair of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting. Notwithstanding the foregoing, per Section 202 of the Sarbanes-Oxley Act of 2002, pre-approval is waived for non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its Chair.
All Non-Audit Fees. The table below shows aggregate fees billed by the Funds’ accountant for services rendered to the Funds, the Adviser and any entity controlling, controlled by, or under common control with the Adviser (an “affiliate”) that provides ongoing services to the Funds for each of the last two fiscal years ended March 31, 2021 and March 31, 2022. The Audit Committee has determined that the provision of non-audit services rendered to the Adviser and its affiliates is compatible with maintaining Grant Thornton’s independence.
Name of Fund	Non-Audit Fees
Versus Capital Multi-Manager Real Estate Income Fund LLC
March 31, 2021	$29,823
March 31, 2022	$33,764
Versus Capital Real Assets Fund LLC
March 31, 2021	$169,162
March 31, 2022	$146,667
****************

APPENDIX A

Form of New Investment Management Agreement

INVESTMENT MANAGEMENT AGREEMENT
This INVESTMENT MANAGEMENT AGREEMENT, dated as of [  ], 2022 (the “Agreement”), is made and entered into by and between [  ], a Delaware limited liability company (the “Fund”), and Versus Capital Advisors LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”);
WHEREAS, the Fund is authorized to issue its shares (the “Shares”), which are continuously offered and registered under the Securities Act of 1933, as amended (the “1933 Act”), for sale to current or prospective shareholders;
WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);
WHEREAS, the Fund is operated pursuant to the terms of a limited liability company agreement dated as of November 20, 2020, as amended from time to time (the “Fund LLC Agreement”);
WHEREAS, pursuant to the Fund LLC Agreement, the board of directors of the Fund (the “Board”) has full power and authority to manage the Fund;
WHEREAS, the Board desires to delegate to the Adviser full discretion and authority over the assets and liabilities of the Fund;
WHEREAS, the Board wishes to delegate other powers to the Adviser in respect of operations of the Fund, in accordance with the provisions of this Agreement;
WHEREAS, the Fund desires to retain the Adviser to render investment advisory, supervisory and administrative and certain other services hereunder with respect to the Fund; and
WHEREAS, the Adviser wishes to assume such authority and provide such services, subject to and in accordance with the provisions hereinafter set forth.
NOW, THEREFORE, in consideration for the mutual promises herein contained, the parties agree as follows:
1.	Section 1. Appointment of the Adviser.
(a) The Fund hereby appoints the Adviser to act as investment manager for the Fund for the period and on the terms set forth in this Agreement.
(b) By executing this Agreement, the Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
(c) The Adviser undertakes to give the Fund the benefit of its judgment, efforts and facilities in rendering its services.
(d) The Adviser shall not be an independent contractor or employee of the Fund, and the Adviser shall not have authority to act for, represent, bind or obligate the Fund except as provided herein.
2.	Section 2. Responsibilities of the Adviser.
Under the supervision of the Board and pursuant to this Agreement and in accordance with the Investment Company Act, the Adviser shall, during the term and subject to the provisions of this Agreement, furnish continuously an investment program for the Fund. In this regard, the Adviser shall:
(a) manage the investment and reinvestment of the Fund’s assets;
(b) determine the composition and allocation of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

(c) identify, evaluate and negotiate the structure of the investments made by the Fund;
(d) execute, monitor and service the Fund’s investments;
(e) determine the securities and/or other assets that the Fund shall purchase, retain, or sell;
(f) determine what portion, if any, of the Fund’s assets shall remain uninvested;
(g) continuously review, supervise and administer the investment program of the Fund;
(h) select service providers to the Fund, which may include, without limitation, sub-advisers, broker-dealers, custodians, attorneys, accountants, administrators, clearing firms and transfer agents;
(i) manage the assets and liabilities of the Fund;
(j) supervise and arrange the day-to-day operations of the Fund; and
(k) provide the Fund with such other investment advisory, administrative, research and related services as the Fund or the Board may, from time to time, reasonably request or require for the investment of the assets of the Fund.
3.	Section 3. Authority of Adviser.
(a) Under the supervision of the Board and pursuant to this Agreement and in accordance with the Investment Company Act, the Adviser shall be responsible for:
(i). the investment of the assets of the Fund in accordance with the Fund’s prospectus and statement of additional information, as amended from time to time (the “Prospectus”), and the Fund’s policies;
(ii). the investment of a portion of the assets of the Fund, if deemed appropriate by the Adviser and in accordance with the Prospectus, in privately offered investment funds (“Private Funds”) that are organized in U.S. and non-U.S. jurisdictions;
(iii). the delegation to one or more investment sub-advisers (“Sub-Advisers”) of any of the Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed, if deemed appropriate by the Adviser and subject to the prior approval of a majority of the directors, including a majority of the directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund and, to the extent required by the Investment Company Act, subject to any applicable guidance, exemptive order or interpretation of the SEC or its staff, by the shareholders of the Fund; provided, however, that the Adviser will oversee the provision of delegated services and no delegation will relieve the Adviser of any of its obligations under this Agreement;
(iv). the borrowing of money to achieve the Fund’s objectives, meet redemption requests, and for investment purposes; and
(v). the use of leverage in accordance with the Prospectus.
The Adviser shall have sole authority to exercise whatever powers the Fund may possess with respect to any of the assets of the Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer.
(b) The Adviser shall have full and absolute authority to cause the Fund to engage in transactions in securities; provided, however, that such transactions shall at all times conform to and be in accordance with the requirements imposed by:
(i). any provision of applicable law, including but not limited the Investment Company Act, any applicable SEC exemptive relief, no-action letters or other guidance, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to regulated investment companies;
(ii). the provisions of the Fund’s LLC Agreement, as amended and supplemented from time to time; and
(iii). the provisions of the Prospectus.
(c) As necessary, the Adviser shall also be responsible for selecting brokers and dealers and for negotiating brokerage commissions and fees, and/or dealer charges or other transaction costs.

(d) The Adviser shall have the power, under the supervision of the Board and in accordance with the Investment Company Act, with full power of delegation to any one or more permitted Sub-Advisers, to carry out any and all of the purposes of the Fund, in the Fund’s name, place, and stead, and to perform all acts and enter into and perform all contracts and other undertakings which it may deem necessary, advisable, convenient, or incidental thereto including, without limitation, the power to:
(i). open, maintain, and close bank, custodial, brokerage, and other accounts, to effect transactions in such accounts, and to pay or authorize the payment of such brokerage commissions as deemed appropriate by the Adviser to brokers who execute transactions for the account of the Fund and who may supply research or other services utilized by the Fund;
(ii). perform any and all acts on behalf, and exercise all rights, of the Fund with respect to its interest in any person, firm, corporation, or other entity including, without limitation, the voting of securities, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;
(iii). direct the formulation and implementation of investment policies and strategies of the Fund;
(iv). cause the Fund to invest, reinvest, and trade, in securities (including money market instruments) and other investments;
(v). to enter into, make, execute, deliver, and perform any contracts, agreements, or other undertakings it may deem advisable in acting as Adviser of the Fund;
(vi). to act for the Fund in all other matters relating to its investment management duties; and
(vii). authorize any officer, employee, or other agent of the Adviser, or agent or employee of the Fund, to act for and on behalf of the Fund in all matters incidental to the foregoing.
(e) Under the supervision of the Board and in accordance with applicable law, the Adviser further agrees to provide, or arrange for the provision of and oversee, the following administrative services to the Fund:
(i). the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board;
(ii). the maintenance by the Fund’s administrator, custodian and/or transfer agent and dividend disbursing agent of certain books and records of the Fund as required under Rule 31a-1 and Rule 31a-2 under the Investment Company Act and maintain (or oversee maintenance by such other persons as are approved by the Board) such other books and records required by law or for the proper operation of the Fund;
(iii). the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns;
(iv). the payment of the Fund’s fees and expenses;
(v). the preparation for review and approval by officers of the Fund, the financial information for the Fund’s financials and annual reports, proxy statements and other communications with shareholders of the Fund required or otherwise to be sent to shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;
(vi). the preparation for review by an officer of the Fund, the Fund’s periodic financial reports required to be filed with the SEC on Form N-PORT, Form N-CEN, Form N-CSR, and Form N-PX, and such other reports, forms and filings, as may be required by applicable law;
(vii). the preparations of such reports relating to the business and affairs of the Fund as may be requested by the Board;
(viii). the provision of reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request or deem appropriate;
(ix). the provision of reports and recommendations to the Board concerning the performance and fees of the Fund’s administrator, custodian, transfer agent, dividend disbursing agent, and other service providers as the Board may reasonably request or deem appropriate;

(x). the review of the calculations of fees paid to the Fund’s service providers;
(xi). the provision of necessary calculations as required under Section 18 of the Investment Company Act;
(xii). the consultation with the Fund’s officers, independent accountants, legal counsel, administrator, custodian, transfer agent, dividend disbursing agent and other service providers in establishing the accounting policies of the Fund and monitoring financial and shareholder accounting services;
(xiii). the determination of the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders;
(xiv). the preparation and arrangement for printing of dividend notices and other communications to shareholders;
(xv). the provision to the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan;
(xvi). the preparation of such information and reports as may be required by any banks from which the Fund may borrow money;
(xvii). the provision of such assistance to the administrator, custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund;
(xviii). the response to Shareholders’ inquiries relating to the Fund or refer such inquiries to the Fund’s officers or service providers, as appropriate;
(xix). the waiver of any minimum investment restrictions relating to initial or subsequent investments or ongoing minimum investment in the Fund, as stipulated in the Prospectus;
(xx). the approval of any transfer of Shares of the Fund in accordance with the limitations on transferability of Shares set forth in the LLC Agreement of the Fund; and the supervision of any other aspects of the Fund’s service providers, administrators and/or Sub-Advisers as may be required.
(f) The Adviser may act for and on behalf of the Fund in all matters incidental to the foregoing.
4.	Section 4. Compensation of the Adviser.
For the Adviser’s services hereunder, the Adviser shall be paid an investment management fee (the “Investment Management Fee”), which shall be paid by the Fund at an annual rate of [1.15%]1[0.95%]2 of the net asset value of the Fund, which will accrue daily on the basis of the average daily net asset value of the Fund. In addition, the Adviser shall [direct the Fund to pay to each]3[be responsible for paying directly any]4 Sub-Adviser a sub-advisory fee, as agreed upon between the Adviser and each Sub-Adviser (a “Sub-Adviser Fee”). The Investment Management Fee [and the Sub-Adviser Fee]5 will be paid out of the Fund’s assets [and the Sub-Adviser Fee shall be paid by the Adviser]6. For the purposes of this Agreement, the net asset value of the Fund shall be determined in the manner set forth in the Prospectus. The Investment Management Fee is payable in arrears on a quarterly basis. The Adviser may waive some or all of its Investment Management Fee to limit the total operating expenses of the Fund to a specified level. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time.
Section 5. Expenses.
(a) The Adviser shall bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses. In addition, the Adviser has the ability to pay and/or reimburse the Fund for other expenses of the Fund not otherwise required to be paid or reimbursed by the Adviser and such waived and reimbursed amounts shall not be repaid by the Fund.
[1]	For VCRRX.
[2]	For VCMIX.
[3]	For VCMIX.
[4]	For VCRRX.
[5]	For VCMIX.
[6]	For VCRRX.

(b) For the avoidance of doubt, subject to the Prospectus and any agreement by the Adviser to limit or otherwise bear such expenses:
(i). the Fund shall pay all investment expenses, including, but not limited to, underwriting compensation, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and the fees and expenses associated with its investments in Private Funds;
(ii). the Fund shall pay all ongoing ordinary administrative, organizational, offering and operational costs and expenses of the Fund, including (but not limited to) the Investment Management Fee, [Sub-Adviser Fees,]7 overhead expenses, legal costs, accounting and auditing costs, insurance, taxes, filing, registration and other fees imposed by the SEC, the Financial Industry Regulatory Authority and state regulatory authorities, compensation of the members of the Board who are not directors, officers, or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser, compensation of the chief compliance officer of the Fund, and any fees paid to the Fund’s administrator, transfer agent, custodian, escrow holder or any regulatory and compliance administrator in respect of the Fund;
(iii). the Fund shall also directly pay any extraordinary operating expenses of the Fund, including any litigation expenses; and
(iv). the Fund shall bear any additional fees and expenses as may be approved by the Board or shareholders from time to time.
Section 6. Reports to the Fund.
(a) The Adviser shall submit, or cause to be submitted, to the Fund such reports of the assets or liabilities of the Fund and of the market value of the Fund’s assets under its management as the Board shall from time to time reasonably require.
(b) The Adviser agrees to meet with the Board of the Fund, at such times and such places as are reasonably requested by the Board and shall maintain such books and records for inspection by the Board as are required under the Investment Company Act.
Section 7. Provision of Information to Adviser; Adviser’s Knowledge.
(a) The Fund has furnished to the Adviser a copy of its LLC Agreement and its Prospectus and shall from time to time furnish the Adviser with copies of any amendments or supplements thereto.
(b) Until amendments or supplements to an LLC Agreement or a Prospectus are known to the Adviser, matters therein stated shall not be binding on the Adviser.
(c) The Adviser shall have no obligations to the Fund other than those: (i) expressly set forth in this Agreement, the Fund’s LLC Agreement or the Fund’s Prospectus or (ii) other obligations arising by Law (as defined below).
(i). “Law” means, collectively, all statutes, laws, codes and ordinances and any rules or regulations of, and any order, decree, writ, settlement, stipulation, injunction, award, consent or judgment of any Governmental Authority (in each case, whether foreign or domestic and whether federal, state or local).
(ii). “Governmental Authority” means any government, political subdivision, or governmental or regulatory authority, agency, board, bureau, commission, instrumentality, court, arbitral tribunal or quasi-governmental authority (in each case, whether federal, state, or local and whether U.S. or non-U.S.).
Section 8. Standard of Care.
(a) The Adviser does not guarantee the future performance or any specific level of performance for the Fund, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Fund. The Fund understands that investment decisions made with regard to the Fund by the Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Additionally, there may be loss or depreciation of the value of the Fund’s assets because of fluctuation of market values. The Fund understands and acknowledges that the Fund will focus on
[7]	For VCMIX.

[real estate securities]8[real asset securities (including infrastructure, timberland, and agriculture/farmland)]9, and, therefore, may expose the Fund to special risks (although the Fund may invest in other securities and investments with separate risks).
(b) Except as required by Law, and in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser, including its principals, employees and affiliates, shall not be liable to the Fund, or to any shareholder, officer or trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder, or for any error of judgement or mistake of law or for any loss arising out of any investment. The Adviser agrees that nothing in this Agreement is intended to constitute a waiver or limitation of its obligations under ERISA, the Advisers Act, the Investment Company Act, or under federal or state securities laws, including any fiduciary obligations under such laws.
(c) The Adviser and its employees and affiliates will not be responsible for any loss incurred by reason of any act or omission of any broker, dealer or custodian; provided, however, that the Adviser will make reasonable efforts in accordance with industry standards to require that brokers, dealers and custodians satisfactorily perform their obligation with respect to the Fund. The Adviser, in the maintenance of its records and its preparation of Fund reports, does not assume responsibility for the accuracy of information furnished by the Fund’s custodian or any other third-party over which the Adviser does not have control.
Section 9. Limitation of Adviser’s Obligations and Liability.
(a) The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the subject matter of this Agreement, including but not limited to any damage or loss incurred as a result of any determination made, advice given, or other action taken or omitted by the Adviser in good faith with respect to the determination of the value of assets of the Fund under its management or by reason of any act or omission of any bank, broker, dealer, or manager, or any agent, partner, director, officer, or employee of any of them, unless and to the extent such loss arises directly from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b) The Adviser has a responsibility under this Agreement to furnish the Fund with advisory services based upon its professional skill, experience, and judgment, and the Adviser makes no representation or warranty:
(i). as to the accomplishment of any particular investment results by the Fund, the Adviser, or any Sub-Adviser or Private Fund; or
(ii). as to the accuracy or completeness of any information supplied by a Private Fund or a Sub-Adviser to the extent such information is regarding any Sub-Adviser or any Private Fund and (i) was provided by such Sub-Adviser or Private Fund or (ii) is derived by the Sub-Adviser from information produced by a Sub-Adviser or Private Fund and, in each instance, is not materially inconsistent with such information.
(c) Nothing contained in this Agreement shall in any way constitute a waiver or limitation of any rights granted to the Fund or its shareholders under the U.S. federal securities laws.
Section 10. Indemnification.
(a) The Fund shall indemnify the Adviser and its Affiliates (as defined below) and their respective partners, members, managers, directors, officers, shareholders, employees, and controlling persons (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”) against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Fund, provided that:
(i). the same were not the direct result of willful misfeasance, bad faith or gross negligence on the part of such Indemnified Party in the performance of its duties (if any) under this Agreement or resulted from such Indemnified Party’s reckless disregard of its obligations and duties (if any) under this Agreement; and
(ii). Affiliates of the Adviser shall be entitled to indemnification only for losses incurred by such Affiliates in performing the duties of the Adviser and acting wholly within the scope of the authority of the Adviser.
[8]	For VCMIX.
[9]	For VCRRX.

“Affiliate” shall mean any person performing services on behalf of the Fund who: (i) directly or indirectly controls, is controlled by, or is under common control with the Adviser; (ii) owns or controls ten percent or more of the outstanding voting securities of the Adviser; (iii) is an officer or director of the Adviser; or (iv) is an officer, director, partner, or trustee of any company for which the Adviser acts in any such capacity.
(b) Notwithstanding the above, the Adviser and its Affiliates shall not be indemnified for any losses, liabilities, or expenses arising from or out of an alleged violation of U.S. federal or state securities laws unless:
(i). there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;
(ii). such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of the litigation costs; or
(iii). a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.
(c) In any claim for indemnification resulting from U.S. federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC or any other applicable regulatory authority with respect to the issue of indemnification for securities law violations.
(d) The Fund shall not incur the cost of any portion of insurance which insures any party against any liability for which the indemnification is herein prohibited.
Section 11. Other Activities of the Adviser.
(a) The Fund recognizes that the Adviser and the officers and Affiliates of the Adviser have investments of their own and are acting or may act as investment manager or general partner for others.
(b) The Fund also recognizes that the Adviser and its officers and Affiliates may be or become associated with other investment entities and engage in investment management for others (collectively, “Other Clients”).
(c) The Fund further recognizes that the Adviser and its Affiliates and their respective principals, partners, directors, officers, members, employees and beneficial owners, from time to time may acquire, possess, manage, hypothecate and dispose of securities or other investment assets, and engage in any other investment transactions for any account over which they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity they have a beneficial interest or the accounts of their Other Clients.
(d) Except to the extent necessary to perform its obligations hereunder or in accordance with applicable Law, nothing herein shall be deemed to limit or restrict the right of the Adviser or its officers or Affiliates to engage in, or to devote time and attention to, the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual, or association.
(e) The Fund acknowledges and agrees that the Adviser may give advice or take action with respect to the accounts of Other Clients that differs from the advice given with respect to the Fund.
Section 12. Confidentiality.
All investment advice furnished by the Adviser to the Fund shall remain the property of the Adviser, shall be treated as confidential by such Fund, and shall not be used by such Fund or disclosed to third parties except as required in connection with the operation of such Fund or as required by Law or by demand of any regulatory agency or self-regulatory organization.

Section 13. Notice.
All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:
To the Fund:	[ ] 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237
Attention:	William R. Fuhs, President

To the Adviser:	Versus Capital Advisors LLC 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237
Attention:	Mark D. Quam, Chief Executive Officer
Section 14. No Assignment.
This Agreement shall terminate automatically in the event of its assignment in accordance with Section 15(a)(4) of the Investment Company Act.
Section 15. Term.
This Agreement shall become effective as of the date of its execution, providing it has been approved by (i) the vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the Investment Company Act) and (ii) a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party (the “Independent Directors”), cast at a meeting called for the purpose of voting on such approval. This Agreement shall remain in effect for an initial period of up to one year from its effective date, and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board, or by the vote of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the Investment Company Act) and (ii) the vote of a majority of the Independent Directors, cast at a meeting called for the purpose of voting on such approval, except that the Agreement may be terminated by:
(a) the Fund, at any time, without the payment of any penalty, by (i) the Board or (ii) vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the Investment Company Act), upon not more than 60 days’ written notice to the Adviser, in accordance with Section 15(a)(3) of the Investment Company Act;
(b) the Adviser at any time upon 90 days’ written notice to the Fund; or
(c) the “assignment” of this Agreement by either party (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
Section 16. Certain Definitions.
Where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.
Section 17. Governing Law.
This Agreement and all performances hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of choice of law, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act, or any rule or order of the SEC thereunder.
Section 18. Severability.
If any provision of this Agreement is held to be invalid or unenforceable by a court decision, statute, rule or otherwise, the remaining provisions of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall continue in full force and effect and be deemed to be severable so long as they preserve the basic economic terms of the agreement described herein.

Section 19. Survival of Obligations.
Provisions of this Agreement that by their terms or by their context are to be performed in whole or in part after termination of this Agreement shall survive termination of this Agreement. Specifically, and without limiting the generality of the foregoing, the obligations set forth in Section 8 and Section 9 and the obligation to settle accounts hereunder shall survive the termination of this Agreement and continue in effect indefinitely.
Section 20. No Third Party Beneficiaries.
No person other than the Fund and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Fund, all of which rights, benefits, duties, and obligations are hereby expressly excluded. If another fund or funds are added to this Agreement, this provision shall be interpreted to apply to each such fund as it applies to the Fund, in each case on a separate (and neither jointly nor joint and several) basis with respect to the Fund and each such other fund.
Section 21. Entire Agreement; Counterparts.
This Agreement sets forth the entire agreement of the parties relating to the subject matter hereof except as otherwise set forth herein. This Agreement may be executed in one or more counterparts, which shall together constitute one and the same document. This Agreement may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, e-mail transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.
[ ]
By:
Name: William R. Fuhs, Jr.
Title: President
VERSUS CAPITAL ADVISORS LLC
By:
Name: Mark D. Quam
Title: Chief Executive Officer

APPENDIX B

Form of New Investment Sub-Advisory Agreements
The following pages contain, in order, (i) the form of proposed investment sub-advisory agreement for each of Brookfield Public Securities Group LLC, Lazard Asset Management LLC and Principal Real Estate Investors, LLC and (ii) the form of proposed investment sub-advisory agreement for Security Capital Research & Management Incorporated.

[                     ]
INVESTMENT SUB-ADVISORY AGREEMENT
THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into as of [ ], 2022 by and between [    ] (the “Sub-Adviser”), and Versus Capital Advisors LLC (the “Adviser”), on behalf of [    ] (the “Fund”).
In consideration of the mutual covenants herein, the Adviser and the Sub-Adviser agree as follows:
1. Appointment of the Sub-Adviser. The Adviser hereby appoints, for the period and on the terms set forth in this Agreement, the Sub-Adviser, an investment sub-adviser, to manage certain assets of the Fund (which, together with all investments and reinvestments made and the proceeds and all earnings and profits of and on such moneys, investments and reinvestments, less all withdrawals, are referred to herein as the “Assets”) which from time to time are being held in an account of the Fund established by the Adviser (the “Account”) and maintained by the Fund’s appointed custodian (the “Custodian”).
The Adviser understands and agrees that custody and brokerage executions of Account assets will be maintained with the independent custodian(s) selected by the Adviser and approved by the Board of Directors of the Fund. The Sub-Adviser will not have custody of any assets in the Account. The Sub-Adviser shall not be responsible for any acts or omissions of the Custodian.
2. Investment Management Services. The Sub-Adviser shall invest the Assets in accordance with the investment objectives and strategy described in the Fund’s prospectus and statement of additional information (the “Prospectus”) and subject to the investment guidelines described in the Investment Guidelines side letter (the “Investment Guidelines”), which may from time to time be amended, supplemented, revised or restated. The Investment Guidelines shall not be amended without the prior written consent of both parties. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement and will conduct its activities hereunder in compliance with the applicable requirements of the Investment Company Act of 1940, as amended, and all rules and regulations thereunder (the “1940 Act”), all other applicable federal and state laws, any applicable procedures adopted by the Fund’s Board of Directors that have been provided to the Sub-Adviser, and the Fund’s Limited Liability Company Agreement, each as may be amended from time to time[; provided that the Adviser has promptly notified the Sub-Adviser of any such amendments]13 (collectively with the Prospectus and the Investment Guidelines, the “Investment Requirements”). The Sub-Adviser shall give prior notice in writing to the Adviser of any change in the officers of the Sub-Adviser or senior investment advisory personnel responsible for the Account. For the avoidance of doubt, the Sub-Adviser acknowledges and agrees that the various investment management and other services provided for in this Agreement and to be performed by the Sub-Adviser with respect to the Assets will apply to the portion of the Fund’s assets that the Adviser or the Board of Directors of the Fund shall from time to time designate, which may consist of all or a portion of the Fund’s assets. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Assets in accordance with the Agreement and the Investment Requirements.
3. Authority of the Sub-Adviser.The Sub-Adviser shall have full discretion and authority, without obtaining the Adviser’s prior approval, to manage the investment and reinvestment of the Assets placed under the authority of the Sub-Adviser consistent with the investment objectives and strategy referred to in Section 2 above and subject to the Investment Requirements. In furtherance of the foregoing, the Sub-Adviser shall have full discretion to carry out the following with respect to the Assets:
(a) to invest in, trade, buy, sell, and otherwise acquire, hold, dispose of, and deal in (and to direct the Custodian to do any of the foregoing) the Assets;
(b) to direct the Custodian to deliver funds or financial instruments for the purpose of settling trades, and to instruct the Custodian to exercise or abstain from exercising any privilege or right attaching to the Assets;
(c) upon prior written notice to the Adviser, to effectuate the opening of accounts and execution of documents, indemnities and representation letters on the Adviser’s behalf as may in the Sub-Adviser’s judgment be necessary, advisable or incidental to the performance of its obligations under the Agreement (including, without limitation, the Investment Requirements);
[13]	For Lazard Asset Management LLC Investment Sub-Advisory Agreement.

(d) to the extent permitted under the Fund’s Prospectus, to negotiate, enter into and perform any contracts including, but not limited to, International Swaps & Derivatives Association (ISDA) Master Agreements, Master Securities Forward Transaction Agreements, Credit Support Annexes, Master Repurchase Agreements (and any schedules thereto and any other derivatives and securities documentation), and agreements and undertakings in connection with the Account on the Adviser’s behalf as may in the Sub-Adviser’s judgment be necessary, advisable or incidental to the performance of its obligations under the Agreement (including, without limitation, the Investment Guidelines); and
(e) to do and perform every act necessary and proper to be done in the exercise of the foregoing powers as fully as the Adviser might or could do if personally present.
4. Fund Information. The Adviser agrees promptly to furnish to the Sub-Adviser all data and information regarding the Account that the Sub-Adviser may reasonably request to render the investment management services described above. The Adviser shall be solely responsible for the completeness and accuracy of the data and information furnished to the Sub-Adviser hereunder.
5. Proxy Voting. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund’s shareholders, timely direct the Custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund. The Sub-Adviser shall act in accordance with its written proxy voting policies and procedures and take or cause to be taken all necessary action in accordance therewith. The Sub-Adviser shall promptly provide the Adviser with its proxy voting policies and procedures and any [material]14 revisions thereto.
6. Brokerage.
a) The Adviser understands and agrees that, to the extent applicable, the Sub-Adviser’s brokerage practices shall be consistent with the disclosure contained in the Sub-Adviser’s Form ADV Part 2 disclosure document.
b) The Sub-Adviser shall select the brokers, dealers, banks and intermediaries to effect transactions for the Account. The Sub-Adviser shall at all times seek to obtain best execution of all transactions executed for the Account. The Sub-Adviser may agree to reasonable commissions, fees and other charges on behalf of the Account, taking into account all such factors as the Sub-Adviser deems relevant, including the quality of research and other services made available to the Sub-Adviser (even if such services are not for the exclusive benefit of the Account). The Adviser understands that the Sub-Adviser may enter into soft-dollar arrangements in line with the safe harbor guidelines contained in Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).
7. Market Value and Fee Statement. The Assets shall at all times be maintained exclusively in the custody of the Custodian or one or more other financial institutions approved by the Adviser and the Sub-Adviser and consistent with applicable law. The Sub-Adviser will calculate the Market Value (as defined below) of the Assets in the Account in accordance with the guidelines agreed to with the Adviser. The Sub-Adviser shall provide the Custodian and the Adviser with the Market Value of the Account as of the last business day of each quarter and an itemized statement setting forth the calculation of the Sub-Advisory Fee (as defined in the Fee Side Letter) due to the Sub-Adviser in respect of such quarter (a “Market Value and Fee Statement”). The [Adviser shall]15[Custodian shall deduct the amounts of the Sub-Advisory Fee set forth in the most recent Market Value and Fee Statement from the Assets and]16 pay such amounts to the Sub-Adviser in accordance with the timeframes set forth in the Fee Side Letter. The “Market Value” of the Assets or a portion thereof means at any date the assets in the Account, which includes all cash and cash equivalents and accrued interest thereon and the market value of its financial instruments, less all liabilities of the Account as calculated by the Sub-Adviser in accordance with the guidelines agreed to with the Sub-Adviser.
8. Other Activities. (a) The Adviser acknowledges and understands that the Sub-Adviser may engage in an investment advisory business apart from managing the Assets. This may create conflicts of interest with the Account over the Sub-Adviser’s time devoted to managing the Assets and other accounts and the allocation of investment
[14]	For Lazard Asset Management LLC Investment Sub-Advisory Agreement.
[15]	For Lazard Asset Management LLC and Brookfield Public Securities Group LLC Investment Sub-Advisory Agreements.
[16]	For Principal Real Estate Investors, LLC Investment Sub-Advisory Agreement.

opportunities among accounts (including the Account) managed by the Sub-Adviser. The Sub-Adviser shall attempt to resolve all such conflicts in a manner that is generally fair to all of its clients. The Adviser confirms that the Sub-Adviser may give advice and take action with respect to any of its other clients or accounts that may differ from advice given or the timing or nature of action taken with respect to the Assets; however, it is the Sub-Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other accounts. Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to acquire for the Account any financial instrument that the Sub-Adviser or its directors, officers, partners, members or employees may acquire for the account of any other client, if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in such financial instrument for the Account.
(b)  If the Sub-Adviser determines that it would be appropriate for the Account and one or more other managed accounts to participate in an investment opportunity, the Sub-Adviser will seek to execute orders for the Account and for such other accounts on an equitable basis. In such situations, the Sub-Adviser may place orders for the Account and each such other account simultaneously, and if all such orders are not filled at the same price, the Sub-Adviser may cause the Account and each such account to pay or receive the average of the prices at which the orders were filled for the Account and all such accounts. If all such orders cannot be fully executed under prevailing market conditions, the Sub-Adviser may allocate the financial instruments traded among the Account and such other accounts in a manner which it considers equitable, taking into account the size of the order placed for the Account and each such other account as well as any other factors which it deems relevant.
9. Fees and Expenses. For its services hereunder, the Adviser shall [direct the Fund to]17 pay the Sub-Adviser the Sub-Advisory Fee outlined in [the Fee Side Letter]18 [the Exhibit hereto]19. The Adviser or Fund, as applicable, shall be responsible for all custodial fees, brokerage commissions, clearing fees, investment expenses, interest and withholding or transfer taxes incurred in connection with trading for the Account as well as all operating expenses of the Account including without limitation all administration fees, the Custodian’s fees, and legal fees and extraordinary expenses. The Sub-Adviser shall be responsible for all internal operating expenses of the Sub-Adviser.
10. Representations by the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser as follows:
(a) The Sub-Adviser is registered with the United States Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will maintain such registration at all times during the term of this Agreement.
(b) The Sub-Adviser and its principals have all governmental and regulatory approvals and have effected all filings and registrations with governmental and regulatory agencies required to conduct its business and to perform its obligations under this Agreement other than the licenses, approvals, filings or registrations the absence of which would not result in a material adverse effect with respect to its management of the Assets, business, prospects or financial condition.
(c) The Sub-Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Sub-Adviser and is the legal, valid and binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms. The Sub-Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents of the Sub-Adviser or any obligations by which the Sub-Adviser is bound, whether arising by contract, operation of law or otherwise. The Sub-Adviser has complied and will comply in all material respects with all laws, rules, regulations and orders applicable to it and its business and operations.
(d) There is no pending nor, to the best knowledge of the Sub-Adviser, threatened any action, suit, proceeding, or investigation before or by any court, governmental, regulatory, self-regulatory or exchange body to which the Sub-Adviser or any of its principals is a party which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of the Sub-Adviser or its
[17]	For Principal Real Estate Investors, LLC Investment Sub-Advisory Agreement.
[18]	For Lazard Asset Management LLC Investment Sub-Advisory Agreement.
[19]	For Brookfield Public Securities Group LLC and Principal Real Estate Investors, LLC Investment Sub-Advisory Agreements.

principals or their ability to perform their obligations under this Agreement. To the extent permitted by law, the Sub-Adviser shall inform the Adviser promptly if the Sub-Adviser or any of its principals become the subject or receives [written or other formal]20 notice of any such investigation, claim or proceeding.
(e) The Sub-Adviser shall inform the Adviser promptly if any of the preceding representations or warranties of the Sub-Adviser cease to be true in any material respect.
(f) In accordance with Rules 10f-3, 12d3-1 and 17a-10 under the 1940 Act, and any other applicable law or regulation, the Sub-Adviser shall not consult with: (1) any other sub-adviser to the Fund (or any affiliate of such sub-adviser under common control with such sub-adviser), (2) any sub-adviser to any other portfolio or portion of the Fund (or any affiliate of such sub-adviser under common control with such sub-adviser), or (3) any sub-adviser of another investment company for which the Adviser serves as investment adviser, in each case concerning transactions for the Fund in securities or other assets; provided, however, that nothing in this Section 9(f) shall prohibit the Sub-Adviser from consulting with any [of the other sub-advisers concerning compliance with]21[other sub-adviser to the Fund for purposes of complying with the conditions of]22 paragraphs (a) and/or (b) of Rule 12d3-1 under the 1940 Act.
11. Representations by the Adviser. The Adviser represents to the Sub-Adviser as follows:
(a) The Adviser has provided the Sub-Adviser with its physical address and a date and jurisdiction of its organization. In the event of any change in the applicable status of the Adviser or the Fund, the Adviser will promptly inform the Sub-Adviser thereof.
(b) The Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized by the Adviser and by the Board of Directors of the Fund, and executed and delivered by the Adviser and is the legal, valid and binding agreement of the Adviser, enforceable in accordance with its terms. The Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents (if any) of the Adviser or any obligations by which the Adviser is bound, whether arising by contract, operation of law or otherwise. The Adviser has complied and will comply in all material respects with all laws, rules, regulations and orders applicable to it and its business and operations.
(c) There is no pending nor, to the best knowledge of the Adviser, threatened action, suit, proceeding, or investigation before or by any court, governmental, regulatory, self-regulatory or exchange body to which the Adviser, the Fund or any of their respective principals is a party which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of the Adviser or the Fund or their ability to perform their respective obligations under this Agreement. The Adviser shall inform the Sub-Adviser promptly if the Adviser, the Fund or any of their respective principals become subject to or receive notice of any such investigation, claim or proceeding.
(d) The Adviser represents that it has the authority to appoint the Sub-Adviser to manage (including the power to acquire and dispose of) any of its assets, including the Assets, as contemplated under this Agreement. The Adviser has authority over all of the Assets, and except as have been or may be disclosed by the Adviser to the Sub-Adviser as contemplated by Section 4 hereof, there are no restrictions on the pledge, hypothecation, transfer, sale or public distribution of such Assets.
(e) The Adviser represents that, to its knowledge, the contributions to the Assets were not directly or indirectly derived from activities that may contravene federal, state and international laws and regulations, including anti-money laundering laws.
(f) To the best knowledge of the Adviser, none of: (i) the Adviser; (ii) any person controlling, controlled by, or under common control with the Adviser; (iii) any person having a beneficial interest in the Adviser; or (iv) any person for whom the Adviser is acting as agent or nominee in connection with this investment is a
[20]	For Lazard Asset Management LLC Investment Sub-Advisory Agreement.
[21]	For Lazard Asset Management LLC and Principal Real Estate Investors, LLC Investment Sub-Advisory Agreements.
[22]	For Brookfield Public Securities Group LLC Investment Sub-Advisory Agreement.

country, territory, individual or entity named on the list of prohibited countries, territories, persons and entities maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) published on the OFAC website at <http://www.treas.gov/ofac>, or is an individual or entity that resides or has a place of business in a country or territory named on such list.
(g) The Adviser has adopted procedures designed to elicit information from the persons described in clauses (ii) through (iv) of the preceding paragraph in order to substantiate the statements contained in the foregoing representation.
(h) The Adviser shall inform the Sub-Adviser promptly if any of the preceding representations or warranties of the Adviser cease to be true in any material respect.
12. Records and Reports. The Sub-Adviser shall maintain such books and records concerning the Account for inspection by the Adviser on behalf of the Fund as are required under the 1940 Act. The Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Adviser’s request in compliance with the requirements of Rules 31a-3 and 31a-4 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.
The Sub-Adviser shall timely provide such information and reports as the Fund’s Board of Directors and the Adviser may reasonably request concerning the services provided by the Sub-Adviser and the investment activities of the Fund, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act. The Sub-Adviser further agrees to provide the Adviser a quarterly report, in narrative form, that summarizes the status and the performance of the Account during the preceding quarter.
13. Confidentiality.
(a) The Sub-Adviser and the Adviser each acknowledge that, during the term of this Agreement, each party shall have access to confidential and proprietary information of the other party, including information regarding investment and trading strategies, investments made and positions held by clients and funds (collectively known as “Confidential Information”). Such Confidential Information of either party may not be used in any way by the other party for its own private, commercial, or marketing purposes or, directly or indirectly, disclosed to or discussed with any other person or entity, except those directors, officers, employees or agents of each party whose access to Confidential Information is reasonably necessary to enable each party to perform its services as contemplated under this Agreement, as otherwise required by applicable law or provided herein. Unaffiliated, third party agents and individuals receiving Confidential Information should be made aware that such information is confidential and the Sub-Adviser or Adviser as applicable will be responsible for any breach by its directors, officers, employees, or its agents. Other than as explicitly authorized herein, the Adviser shall not use any materials referring to the Sub-Adviser in any manner without the Sub-Adviser’s prior approval.
(b) Notwithstanding Section 12(a) above, the Adviser and the Sub-Adviser may provide information regarding investment positions held in the Account and the performance of the Account to the Board of Directors of the Fund, the Custodian, auditors, government regulators and other authorized agents of such persons, in the ordinary course of the Fund’s and/or the Sub-Adviser’s business and in compliance with all of the Fund’s requirements as an investment company registered under the 1940 Act, the Securities Act of 1933, as amended, and in compliance with the Exchange Act. The Adviser and the Sub-Adviser shall also be permitted to disclose confidential information pursuant to a subpoena, court order, statute, law, rule, regulation or other similar requirement; provided, however, that to the extent reasonably practical and permitted by law, the parties agree to provide prompt notice of such disclosure to each other to allow the non-disclosing party to seek (at such non-disclosing party’s expense) an appropriate protective order or other appropriate remedy.
(c) Notwithstanding Section 12(a), the Adviser and the Sub-Adviser may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any transaction entered into by the Fund, and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure; provided that such tax treatment or tax structure disclosure shall not include the disclosure of the identity of the Fund, the Adviser, the Sub-Adviser or their respective affiliates.

14. Indemnification.
(a) The Sub-Adviser shall not be liable to the Fund, the Adviser or to any of their respective members for any loss or damage occasioned by any acts or omissions in the performance of its services as Sub-Adviser, unless such loss or damage is due to the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, or as otherwise required by law.
(b) The Sub-Adviser shall indemnify and hold harmless the Fund and the Adviser from and against any expense, [loss]23 [losses that are proven with reasonable certainty]24, liability or damage [that are not consequential or incidental]25 incurred by the Fund or the Adviser as a result of the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, or as otherwise required by law.
(c) The Adviser and the Fund shall indemnify and hold harmless the Sub-Adviser and its principals and employees from and against any expense, loss, liability or damage incurred by the Sub-Adviser by reason of being or having been the Sub-Adviser to the Fund; provided, however, that the Sub-Adviser shall not be so indemnified to the extent that such expense, loss, liability or damage shall have been incurred or suffered by the Sub-Adviser by reason of its willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder, or as otherwise required by applicable law.
(d) The Sub-Adviser shall not be liable for the acts or omissions of the Custodian, and other agents or third parties selected by the Sub-Adviser to perform or assist the Sub-Adviser in performing services in connection with this Agreement provided that the Sub-Adviser was not grossly negligent in selecting or monitoring such persons as appropriate.
[15. Account Losses. To the extent permitted under applicable law, the Fund and the Adviser agree that the Sub-Adviser shall not be liable to the Fund or the Adviser for any losses incurred by the Account that arise out of or are in any way connected with any recommendation or other act or failure to act of the Sub-Adviser under this Agreement, including, but not limited to, any error in judgment with respect to the Account, so long as such recommendation or other act or failure to act does not constitute a breach of the Sub-Adviser’s fiduciary duty to the Adviser and such loss or damage is not due to the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder.]26
16. Withdrawals from Account.
(a) Prior to the termination of this Agreement, the Adviser shall have the right, at its sole discretion, to withdraw all or a portion of the Assets from the Account. Typically five days’ notice will be provided to the Sub-Adviser. Unless and until otherwise provided by the Adviser in any written withdrawal notice, income and other money so arising with respect to the Assets shall form part of the Account.
(b) Notwithstanding the provisions of sub-paragraph (a) above where a notice of withdrawal in respect of any part of the Assets has been served and:
(i) the Sub-Adviser has, prior to receipt of such notice, entered into an irrevocable commitment to dispose of such part; or
(ii) the Sub-Adviser has, prior to such receipt, entered into an irrevocable commitment to make a payment for the acquisition of any asset on behalf of the Account, such that the withdrawal may not be made, and the Sub-Adviser shall be entitled to deal with such part of the Assets to which the notice of withdrawal relates to the extent necessary to fulfill such commitments and will as soon as practicable transfer to or to the order of the Adviser the proceeds of disposal of such part of the Assets and any assets acquired pursuant to or in connection with the fulfillment of such commitment.
[23]	For Lazard Asset Management LLC and Principal Real Estate Investors, LLC Investment Sub-Advisory Agreements.
[24]	For Brookfield Public Securities Group LLC Investment Sub-Advisory Agreement.
[25]	For Brookfield Public Securities Group LLC Investment Sub-Advisory Agreement.
[26]	For Lazard Asset Management LLC Investment Sub-Advisory Agreement.

17. Term and Effectiveness.
(a) This Agreement shall become effective as of the date of its execution, providing it has been approved: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act and a majority of the Fund’s directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), cast at a meeting called for the purpose of voting on such approval, or (ii) in accordance with exemptive relief received from the Securities and Exchange Commission (the “SEC”) that would permit the Adviser, subject to the approval of the Board of Directors of the Fund, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.
(b) The Agreement shall remain in effect an initial period of up to one year from its effective date, and thereafter shall continue for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of the outstanding securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), and (ii) a majority of the Independent Directors, cast at a meeting called for the purpose of voting on such approval.
18. Termination.
(a) This Agreement may be terminated at any time (i) by the Adviser or (ii) by the Sub-Adviser, in each case, upon thirty (30) calendar days written notice to the other party. In addition, the Agreement may be terminated at any time, without the payment of any penalty, by (i) vote of the Board of Directors of the Fund; or (ii) vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), upon not more than sixty (60) days’ written notice to the Sub-Adviser, in accordance with Section 15(a)(3) of the 1940 Act.
(b) Upon termination of this Agreement, the Sub-Adviser shall use its best efforts to liquidate the Assets as soon as practicable after the effective date of termination, unless the Adviser provides written notice to the contrary.
(c) In the event of the termination of this Agreement, the provisions of Section 8 (relating to the Fund’s fee and expenses payment obligations with respect to period on or before the date of the termination or the liquidation of the Account) and Sections 12, 13 and 14 shall survive.
19. Modification. Except as otherwise expressly provided herein, this Agreement shall not be amended nor shall any provision of this Agreement be considered modified or waived unless evidenced by a writing signed by the party to be charged with such amendment, waiver or modification. The effect of any material change in this Agreement will create a new contract that must be approved either: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act, or (ii) in accordance with an exemptive relief received from the SEC that would permit the Adviser, subject to the approval of the Board of Directors of the Fund, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.
20. Entire Agreement; Binding Effect; Assignment. This Agreement represents the entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective successors. The Agreement and each party’s rights and obligations hereunder shall not be assignable, transferable or delegable without the written consent of the other party hereto, except that the Sub-Adviser may assign the Agreement to its affiliate. This Agreement shall terminate automatically in the event of its assignment in accordance with Section 15(a)(4) of the 1940 Act.
21. Independent Contractor. The Sub-Adviser is and shall hereafter act as an independent contractor and not as an employee of the Adviser or the Fund, and nothing in this Agreement may be interpreted or construed to create any employment, partnership, joint venture or other relationship between the Sub-Adviser and the Adviser or the Fund.
22. Delivery of Information. To the extent applicable, the Adviser acknowledges receipt of the Sub-Adviser’s brochure required to be delivered under the Advisers Act (including the information in Part 2 of the Sub-Adviser’s Form ADV). The Sub-Adviser agrees to deliver annually, without charge, the Sub-Adviser’s brochure required by the Advisers Act. The Sub-Adviser will also deliver its brochure to the Adviser without charge in the event of a material change therein.

23. Consent to Electronic Delivery of Documents. The Adviser hereby acknowledges and agrees to the Sub-Adviser delivering communications and documents by electronic means rather than traditional mailing of paper copies. By consenting to the electronic delivery of all information relating to the Account, the Adviser authorizes the Sub-Adviser to deliver all communications by e-mail to the address specified by the Adviser. The Adviser acknowledges possessing the technical ability and resources to receive electronic delivery of documents. The Adviser further consents that the Sub-Adviser may provide in any electronic medium (including via e-mail) any disclosure or document that is required by applicable securities laws to be provided by the Sub-Adviser. The consent granted herein will last until revoked by the Adviser.
24. Certain Definitions. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.
25. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions therein.
26. Notices. All communications under this Agreement, including any instructions with respect to transactions in financial instruments and any notices provided in accordance with this Agreement, must be in writing and shall be deemed duly given and received when delivered personally, when sent by facsimile transmission or e-mail (with electronic receipt), three (3) days after being sent by first class mail, or one (1) business day after being deposited for next-day delivery with Federal Express or another nationally-recognized overnight delivery service, all charges or postage prepaid, properly addressed to the party to receive such notice at that party’s address indicated below that party’s signature on this Agreement, or at any other address that either party may designate by notice to the other.
27. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.
28. Counterparts. This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original agreement for all purposes. This Agreement may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, e-mail transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.
29. No Third-Party Beneficiaries. The Fund is a third party beneficiary to this Agreement. Aside from the Fund, nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto (including, but not limited to, shareholders of the Fund) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
30. No Waiver of Rights. Notwithstanding anything in this Agreement to the contrary, no provision of this Agreement shall be construed a waiver of rights that the Adviser and/or the Sub-Adviser have under applicable state and federal securities laws.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.
Versus Capital Advisors LLC
By:
Name:
Title:
Address:	5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237
E-mail:

[ ]

By:
Name:	[ ]
Title:	[ ]

Address:	[ ]
[ ]
Attention:	[ ]

E-mail:	[ ]

SECURITY CAPITAL RESEARCH &
MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-Advisory Agreement (“Agreement”) dated as of [ ], 2022 is entered into by and between Security Capital Research & Management Incorporated (the “Sub-Adviser”) and Versus Capital Advisors LLC (the “Adviser”) and, solely with respect to Section 10 below, Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) and sets forth the terms on which the Sub-Adviser will act as sub-adviser of certain assets of the Fund placed with Sub-Adviser from time to time hereunder (the “Account”).
1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as investment manager with respect to the Account and the Sub-Adviser accepts such appointment and agrees to manage the Account as Adviser’s agent and sub-adviser for the period and on the terms set forth in this Agreement. The Sub-Adviser shall invest the assets in the Account in accordance with the investment objectives and strategy described in the Fund’s prospectus and statement of additional information (the “Prospectus”) and subject to the investment guidelines described in the Investment Guidelines (as defined and described in Section 3 below). The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement and will conduct its activities hereunder in compliance with the applicable requirements of the Investment Company Act of 1940, as amended, and all rules and regulations thereunder (the “1940 Act”) and all other federal and state laws applicable to the Sub-Adviser (“Applicable Law Restrictions”). In addition, the Sub-Adviser shall comply with any applicable procedures (“Fund Procedures”) adopted by the Fund’s Board of Directors (the “Board”) and applicable provisions of the Prospectus and the Fund’s Limited Liability Company Agreement, each as may be amended from time to time; provided that such applicable procedures and provisions have been identified in writing to the Sub-Adviser by the Adviser (the “Fund Governance Restrictions”). The Investment Guidelines, the Applicable Law Restrictions, and the Fund Governance Restrictions are collectively referred to as the “Investment Requirements”.
2. Composition of Account; Custody.
(a) The Account shall consist of such cash and securities as shall be agreed upon by the Adviser and the Sub-Adviser that Adviser from time to time places under the management of the Sub-Adviser and/or which shall become part of the Account as a result of transactions therein or otherwise.
(b) The Adviser has appointed a duly qualified custodian bank (the “Custodian”) to be the custodian of the cash and securities in the Account, and the Sub-Adviser will execute all investment transactions for settlement with the Custodian. The Adviser will provide the Custodian and the Sub-Adviser with at least two (2) business days’ notice of any contributions to and five (5) business days’ notice of any withdrawals from the Account, as they may occur from time to time. The Adviser shall direct the Custodian to comply with all investment instructions given by the Sub-Adviser with respect to the Account. The Adviser shall provide the Sub-Adviser with reasonable advance notice of any subsequent changes in the Custodian.
(c) The Adviser and the Sub-Adviser agree that all dividend and interest income received in respect of the Account will be retained in the Account in accordance with the Fund’s dividend policy. Whether the income is distributed or reinvested, the Fund shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Account and the filing of any returns in connection therewith or otherwise required by law.
(d) For the avoidance of doubt, the Sub-Adviser acknowledges and agrees that the various investment management and other services provided for in this Agreement and to be performed by the Sub-Adviser will apply to the Account, and any other portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’ s assets. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Account in accordance with the Agreement and the Investment Requirements

3. Investment Guidelines. The Adviser is responsible for informing the Sub-Adviser, in advance and in writing, of the investment policies, guidelines, objectives, restrictions, conditions, limitations or directions applicable to, as well as any cash needs of, the Account (the “Investment Guidelines”), and the Sub-Adviser shall invest, reinvest and manage the securities and cash in the Account subject to such Investment Guidelines as agreed to and separately executed by the Adviser and Sub-Adviser. The Adviser may amend the Investment Guidelines, the Prospectus, the Fund Procedures, and the Fund’s Limited Liability Company Agreement from time to time and shall provide written notice of such amendments to the Sub-Adviser. With respect to the Investment Guidelines, such amendment becomes effective only upon the Sub-Adviser’s receipt of such amendment. The Adviser shall notify the Sub-Adviser in writing of any amendments to the Fund Governance Restrictions. The Sub-Adviser shall be provided a reasonable time to comply with any amendments to the Investment Guidelines or Fund Governance Restrictions.
4. Discretionary Authority.
(a) The Adviser requests the Sub-Adviser to review the assets held in the Account, and, subject to and in accordance with the Investment Requirements, the Sub-Adviser shall have complete discretion and authority, without obtaining the Adviser’s instructions, to make such sales, exchanges, investments or reinvestments or to take any action that it deems necessary or desirable in connection with the assets in the Account, and in connection therewith to execute or cause to be executed any and all required documents.
(b) The Adviser authorizes the Sub-Adviser, in its discretion and in accordance with its aggregation policy as set forth in its Form ADV, to aggregate purchases and sales of securities for the Account with purchases and sales of securities of the same issuer for other clients of the Sub-Adviser occurring on the same day. When transactions are so aggregated, the actual prices applicable to the aggregated transaction will be averaged, and the Account and the accounts of other participating clients of the Sub-Adviser will be deemed to have purchased or sold their proportionate share of the securities involved at the average price so obtained.
(c) Subject to the Investment Requirements, investments may be made in, but are not limited to, securities of any kind including common or preferred stocks, warrants, rights and corporate or government bonds or notes, limited liability legal entities and non-registered pooled funds.
5. Brokerage and Execution Services.
(a) the Adviser acknowledges that the Sub-Adviser will effect securities and other investment transactions through brokers of its choosing. To the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Account (including, but not limited to, the identity of the Adviser and market value of the Account), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Account in accordance with the terms of this Agreement.
(b) The Sub-Adviser will use the execution services of such broker-dealers as it may select from time to time, which will be entitled to compensation for their services, to effect transactions for the purchase and/or sale of securities and other investments by the Account. In connection with transactions effected for the Account, the Adviser authorizes the Sub-Adviser to establish and trade in accounts in the name of the Account with members of national or regional securities exchanges and the Financial Industry Regulatory Authority, including “omnibus” accounts established for the purpose of combining orders for more than one of the Sub-Adviser’s clients.
(c) In selecting brokers through which transactions for the Account will be executed, the Sub-Adviser’s primary consideration will be the broker’s ability to provide best execution of trades. In making a decision about best execution (and subject to section 28(e) of the Securities Exchange Act of 1934, as amended), the Sub-Adviser may consider a number of factors including, but not limited to, trade price and commission and quality of research services the broker may provide. The commission rates paid to any broker for execution of transactions will be determined through negotiations with the broker, taking into account industry norms for the size and type of transaction, and the nature of brokerage and research services provided. Such research services may include, but not be limited to, analysis and reports concerning economic factors and trends, industries, specific securities, and portfolio strategies. Research services furnished by brokers will generally be used in connection with all of the Sub-Adviser’s advisory accounts with its clients, although not all such services may be used with any particular account that paid commissions to the brokers providing such services.

6. Proxies and Legal Proceedings.
(a) The Sub-Adviser shall vote all proxies with respect to securities held in the Account in accordance with Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. Adviser agrees to instruct the Custodian to forward all proxy materials and related shareholder communications to the designee provided by Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. The Sub-Adviser shall provide such information to the Adviser regarding its proxy votes, including the basis for those votes, as the Adviser may reasonably request.
(b) The Adviser acknowledges and agrees that the Sub-Adviser will not be required to advise or take any action on behalf of the Adviser or the Fund, including filing any proof of claim forms, with respect to any bankruptcies, class actions or other legal proceedings involving securities held or formerly held in the Account or the issuers of those securities.
7. Information and Statements.
(a) The Sub-Adviser shall timely provide such information and reports as the Board and the Adviser may reasonably request concerning the services provided by the Sub-Adviser and the investment activities of the Fund, including without limitation all material as reasonably may be requested by the Board pursuant to Section 15(c) of the 1940 Act. The Sub-Adviser further agrees to provide the Adviser no less frequently than quarterly, statements setting forth the property in the Account and transactions therein and advices of changes as they are made in the Account in accordance with the Sub-Adviser’s normal procedures. The Adviser agrees to review promptly all statements and advices.
(b) The Sub-Adviser shall maintain such books and records concerning the Account for inspection by the Adviser on behalf of the Fund as are required under the1940 Act. The Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Adviser’s request in compliance with the requirements of Rules 31a-3 and 31a-4 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.
8. Delegation to Third Parties. At its own expense, the Sub-Adviser may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. The Sub-Adviser may provide information about the Account to any such third party for the purpose of providing the services contemplated under this clause. Third parties receiving confidential information should be made aware that such information is confidential and the Sub-Adviser will be responsible for any breach by its directors, officers, employees, or its agents. The Sub-Adviser will act in good faith in the selection, use and monitoring of other third parties, and any delegation or appointment hereunder shall not relieve the Sub-Adviser of any of its obligations under this Agreement.
9. Disclosure and Confidentiality.
(a) Neither the Adviser nor the Fund shall make any representation regarding or reference to the Sub-Adviser or any of the Sub-Adviser’s affiliates in any disclosure document, advertisement, sales literature or other promotional materials without the prior written consent (which may be via e-mail) of the Sub-Adviser. The requirements of the previous sentence, however, do not apply to required regulatory filings. It is expressly understood and agreed that any information or recommendation supplied or produced by the Sub-Adviser in connection with this Agreement and/or the performance of its obligations hereunder is to be regarded by the Adviser and the Fund as confidential, for use only by the Adviser and the Fund in connection with the performance of this Agreement, and shall not be disclosed except as required by law or with the written consent of the Sub-Adviser.
(b) The Sub-Adviser shall not make any representation regarding or reference to the Adviser, the Fund or any of their affiliates in any disclosure document, advertisement, sales literature or other promotional materials without the prior written consent (which may be via e-mail) of the Adviser and/or the Fund. The requirements of the previous sentence, however, do not apply to required regulatory filings. It is expressly understood and agreed that any information or recommendation supplied or produced by the Adviser or the Fund in connection with this Agreement and/or the performance of their obligations hereunder is to be regarded by the Sub-Adviser as confidential, for use only by the Sub-Adviser in connection with the performance of this Agreement, and shall not be disclosed except as required by law or with the written consent of the Adviser and/or the Fund.
10. Fees and Expenses. For all services provided hereunder, the Adviser shall direct the Fund to pay the Sub-Adviser the fees set forth in Exhibit A attached hereto. Such fees may be changed by written agreement of the parties hereto, subject to applicable law. It is understood that, in the event such fees are to be paid by the Custodian, the Adviser will provide written authorization to the Custodian to pay such fees directly from the Account. In addition, it is agreed that all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of securities shall be charged to and paid from the Account. The Fund shall also be responsible for, and shall reimburse the Sub-Adviser with respect to, any out-of-pocket expenses (including attorneys fees) incurred by any of the Sub-Adviser and all of its employees, representatives, directors, officers, shareholders and affiliates (collectively, the “Sub-Adviser Entities and Persons” )with respect to any third party litigation or required responses to third parties arising out of the Sub-Adviser’s management of the Account, except to the extent that the Sub-Adviser or any of the Sub-Adviser Entities or Persons acted with willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.
11. Service to Other Clients and Conflicts of Interest. It is understood that the Sub-Adviser and its affiliates (“JPMorgan Chase”) perform advisory and sub-advisory services for various clients. The Adviser agrees that the Sub-Adviser may give advice and take action with respect to any of its other clients, which may differ from advice given or the timing or nature of action taken with respect to the Account. It is the Sub-Adviser’s policy, to the extent practicable, to allocate investment opportunities among its clients over a period of time on a fair and equitable basis, consistent with the allocation policy set forth in its Form ADV. It is understood that the Sub-Adviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Account any security which JPMorgan Chase, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Account. The Adviser acknowledges and agrees that the Sub-Adviser may make different investment decisions with respect to each of its clients, and that such fact shall not be relied upon by the Adviser or any of its agents or representatives as evidence of a breach of the Sub-Adviser’s duties hereunder.
12. Insider Information. If, by reason of its investment management activities, the Sub-Adviser obtains material non-public information, the Adviser and Sub-Adviser agree that the Sub-Adviser will not make any investment decisions based upon such information.
13. Notices.
(a) With regard to any contributions to, or withdrawals from the Account, notice shall be communicated to the Sub-Adviser both telephonically and via facsimile to the following individuals:
Telephone:	(312) 385-8300
Attention:	Mr. Robert W. Culver (or current relationship manager)

Facsimile:	(312) 385-8326
Attention:	Mr. Robert W. Culver (or current relationship manager) Mr. Anthony R. Manno Jr. Mr. Michael J. Heller

(b) All other notices and written communications specified herein shall be deemed duly given if delivered personally, if mailed (by registered or certified mail, return receipt requested and postage prepaid), if sent by overnight courier service for next business day delivery, by facsimile transmission, or by electronic transmittal with return receipt, to the appropriate address for each party as set forth below. Such communications shall be effective immediately (if delivered in person or by confirmed facsimile), upon the date acknowledged to have been received in return receipt, or upon the next business day (if sent by overnight courier service).
Notices shall be sent to the Sub-Adviser at the following address:

Address:	Security Capital Research & Management Incorporated
10 South Dearborn Street, Suite 1400 Chicago, Illinois 60603
Facsimile:	(312) 385-8326
Attention:	Mr. Robert W. Culver, Mr. Anthony R. Manno Jr., Mr. Michael J. Heller
A copy of all legal notices shall also be delivered to the Sub-Adviser at the following address:

Address:	Security Capital Research & Management Incorporated 1111 Polaris Parkway, Suite 4P, Mail Code OH1-0152 Columbus, Ohio 43240
Facsimile:	(614) 248-4189
Attention:	JPMorgan Chase Legal Department
Notices shall be sent to the Custodian at the following address:

Address:	301 Bellevue Parkway, 4th Floor Wilmington, DE 19809
Facsimile:	(302) 791-1570
Attention:	Richard May
Notices shall be sent to the Adviser or the Fund at the following address:

Address:	Versus Capital Advisors LLC 5050 S. Syracuse Street, Suite 1100 Denver, Colorado 80237
Facsimile:	(888) 792-7401
Attention:	Casey Frazier
14. Discharge of Liability.
(a) The Sub-Adviser does not guarantee the future performance of the Account or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Account. The Adviser understands that investment decisions made for the Account by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments held in the Account and in making investment decisions for the Account, the Sub-Adviser will not consider any other securities, cash or other investments owned or managed by the Adviser.
(b) The Sub-Adviser may consult with legal counsel concerning any question which may arise with reference to its duties under this Agreement, and the Sub-Adviser shall not be deemed imprudent by reason of its taking or refraining from taking any action in good faith and in accordance with the advice of such counsel.
(c) Notwithstanding the foregoing, no provision of this Agreement shall constitute a waiver or limitation of any right of the Adviser that may exist under U.S. federal or state securities law whose applicability is not permitted to be contractually waived.

15. Indemnification.
(a) The Sub-Adviser shall not be liable to the Fund, the Adviser or to any of their respective members for any loss or damage occasioned by any acts or omissions in the performance of its services as Sub-Adviser, unless such loss or damage is due to the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, or as otherwise required by law.
(b) The Sub-Adviser shall indemnify and hold harmless the Fund and the Adviser from and against any expense, loss, liability or damage incurred by the Fund or the Adviser as a result of the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, or as otherwise required by law.
(c) The Adviser and the Fund shall indemnify and hold harmless the Sub-Adviser and its principals and employees from and against any expense, loss, liability or damage incurred by the Sub-Adviser by reason of being or having been the Sub-Adviser to the Fund; provided, however, that the Sub-Adviser shall not be so indemnified to the extent that such expense, loss, liability or damage shall have been incurred or suffered by the Sub-Adviser by reason of its willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder, or as otherwise required by applicable law.
(d) The Sub-Adviser shall not be liable for the acts or omissions of the Custodian.
(e) The Sub-Adviser shall not be liable for the acts or omissions of agents or third parties selected by the Sub-Adviser to perform or assist the Sub-Adviser in performing services in connection with this Agreement provided that the Sub-Adviser was not grossly negligent in selecting or monitoring such persons as appropriate.
16. Force Majeure.
(a) Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.
(b) If at any time due to contributions and withdrawals, fluctuations in market prices, abnormal market conditions or any other reason outside the control of the Sub-Adviser, there shall be a deviation from the specific Investment Guidelines described herein, the Sub-Adviser shall not be in breach of the Investment Guidelines so long as it takes such actions over such reasonable period of time as the Sub-Adviser determines are prudent and in the best interests of the Fund to return the investments of the Account to compliance with the Investment Guidelines.
17. Adviser Representations. The Adviser represents and warrants to the Sub-Adviser that: (i) the Adviser has been given full power and authority by the Board to appoint the Sub-Adviser to manage the Account in accordance with the terms of this Agreement; (ii) this Agreement is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule, or obligation to which the Adviser or the Account is subject, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and Adviser agrees to provide the Sub-Adviser with evidence of such authority as may be reasonably requested by the Sub-Adviser); (iii) the Adviser acknowledges that it has received, before or at the time of entering into this Agreement, a copy of the Sub-Adviser’s brochure required by Part 2 of Form ADV; and (iv) the Adviser shall, as reasonably requested by the Sub-Adviser, furnish to the Sub-Adviser certified copies of appointments or designations setting forth the titles and authorities of the individuals who are authorized to act on behalf of the Adviser with respect to the Account and this Agreement, as set forth on the list to be provided by the Adviser, and the Sub-Adviser shall be entitled to rely upon such information (including the list of names provided by the Adviser) until it receives written notice of a change in such appointments or designations.
18. Sub-Adviser Representations. The Sub-Adviser represents and warrants to the Adviser that: (i) this Agreement is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule, or obligation to which the Sub-Adviser is subject, and when so executed and delivered, will be binding upon the Sub-Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and Sub-Adviser agrees to provide the

Adviser with evidence of such authority as may be reasonably requested by the Adviser); (ii) it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (iii) in accordance with Rules l0f-3, 12d3-1 and 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser shall not consult with: (1) any other sub-adviser to the Fund (or any affiliate of such sub-adviser under common control with such sub-adviser), (2) any sub-adviser to any other portfolio or portion of the Fund (or any affiliate of such sub-adviser under common control with such sub-adviser), or (3) any sub-adviser of another investment company for which the Adviser serves as investment adviser, in each case concerning transactions for the Fund in securities or other assets; provided, however, that nothing in this Section 17(iii) shall prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and/or (b) of Rule 12d3-1 under the 1940 Act; and (iv) the Sub-Adviser shall, as reasonably requested by the Adviser, furnish to the Adviser certified copies of appointments or designations setting forth the titles and authorities of the individuals who are authorized to act on behalf of the Sub-Adviser with respect to the Account and this Agreement, as set forth on the list to be provided by the Sub-Adviser, and the Adviser shall be entitled to rely upon such information (including the list of names provided by the Sub-Adviser) until it receives written notice of a change in such appointments or designations.
19. Delivery of Documents. The Adviser has furnished or shall furnish the Sub-Adviser with copies of each of the following documents, in each case as in effect on the date of this Agreement and as amended from time to time: (i) The Amended and Restated Limited Liability Company Agreement of the Fund; (ii) the Prospectus and Statement of Additional Information of the Fund; and (iii) all policies and procedures that govern the affairs of the Fund.
20. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflict of laws provisions) and the provisions hereof shall be binding upon the successors and assigns of the parties. The Adviser consents to the service of process by the mailing to the Adviser of copies thereof by certified mail to the Adviser’s address as it appears on the books and records of the Sub-Adviser, such service to be effective ten (10) days after mailing. The parties hereby waive trial by jury in any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement. The Adviser hereby irrevocably waives any immunity to which it might otherwise be entitled in any arbitration, action at law, suit in equity or any other proceedings arising out of or based on this Agreement or any transaction in connection herewith.
21. Assignment. This Agreement shall terminate automatically in the event of its assignment, in accordance with Section 15(a)(4) of the 1940 Act.
22. Term and Effectiveness.
(a) This Agreement shall become effective as of the date of its execution, providing it has been approved: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act and a majority of the Fund’s directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), cast at a meeting called for the purpose of voting on such approval, or (ii) in accordance with exemptive relief received from the Securities and Exchange Commission (the “SEC”) that would permit the Adviser, subject to the approval of the Board, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.
(b) The Agreement shall remain in effect for an initial period of up to one year from its effective date, and thereafter shall continue for successive annual periods, provided that such continuance is specifically approved at least annually: (i) by the Board, or by the vote of the outstanding securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), and (ii) by a vote of a majority of the Independent Directors, cast at a meeting called for the purpose of voting on such approval.
23. Termination and Survival. This Agreement may be terminated with respect to all or a portion of the cash, securities or other property constituting the Account by either party as to its responsibilities hereunder at any time by giving to the other party written notice at least thirty (30) days prior to the date on which such termination is to become effective. In addition, the Agreement may be terminated at any time, without the payment of any penalty, by: (i) vote of the Board; or (ii) vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), upon not more than sixty (60) days’ written notice to the Sub-Adviser, in accordance with Section 15(a)(3) of the 1940 Act. Termination of this Agreement shall be without prejudice to the completion of any commitments to purchase or dispose of any securities or other property made by the Sub-Adviser prior to giving or receipt of notice to terminate this Agreement. The provisions relating to the following rights and obligations of the parties shall survive the termination, cancellation, expiration and/or rescission of this Agreement: Discharge of Liability, Indemnification, Applicable Law, and Termination and Survival.
24. Certain Definitions. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.
25. Counterparts; Severability. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, e-mail transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart. In the event that one or more provisions of this Agreement shall be held by any court to be invalid, void or unenforceable, the remaining provisions shall nevertheless remain and continue in full force and effect.
26. Amendment. This Agreement may be amended by mutual consent of the parties. Except as provided herein, no alteration or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto. However, the effect of any material change in this Agreement will be to create a new contract that must be approved either: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act, or (ii) in accordance with exemptive relief received from the SEC that would permit the Adviser, subject to the approval of the Board, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.
27. No Third-Party Beneficiaries. The Fund is a third party beneficiary to this Agreement. Aside from the Fund, nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto (including, but not limited to, shareholders of the Fund) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
28. Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, the Sub-Adviser has adopted a Customer Identification Program, (“CIP”) pursuant to which the Sub-Adviser is required to obtain, verify and maintain records of certain information relating to its clients. The Adviser agrees to provide to the Sub-Adviser such other information and documents that the Sub-Adviser requests in order to comply with the Sub-Adviser’s CIP.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of the parties on the day and year first above written.
Versus Capital Advisors LLC

By:	/s/
Title:
Security Capital Research & Management Incorporated

By:	/s/
Title:
Acknowledged and agreed, solely with respect to Section 10 hereof: Versus Capital Multi-Manager Real Estate Income Fund LLC

By:	/s/
Title:

EXHIBIT A

FEE LETTER

Effective as of [ ], 2022
This letter constitutes our agreement with respect to the compensation to be paid to Security Capital Research & Management Incorporated (the “Sub-Advisor”) under the terms of this Investment Sub-Advisory Agreement dated [ ], 2022 between Versus Capital Advisors LLC (the “Adviser”) and the Sub-Adviser, as amended from time to time for services provided (the “Agreement”). Pursuant to this Fee Letter and in consideration of the services to be provided under the Agreement the Adviser has been authorized to secure the following annual fees, to be paid by Versus Capital Multi-Manager Real Estate Income Fund (the “Fund”) at the discretion of the Adviser, to be calculated and accrued daily and paid quarterly, in arrears, as set forth below. All fees shall be paid within 30 days of the start of each succeeding calendar quarter.
Sub-Adviser’s annual fee is as follows:
If total assets in the Account are less than $100 million	If total assets in the Account are equal to or greater than $100 million

1.00% on the first $10 million; plus	1.00% on the first $10 million; plus

0.85% on the next $15 million; plus	0.75% on the next $15 million; plus

0.75% on the next $25 million; plus	0.70% on the next $25 million; plus

0.70% on the next $25 million; plus	0.65% on the next $25 million; plus

0.65% on the next $25 million; plus	0.60% on the next $25 million; plus

0.60% on the next $25 million; plus	0.55% on the next $25 million; plus

0.55% thereafter	0.50% on the next $125 million; plus

0.45% thereafter
The above fee shall be calculated on the basis of the average daily net asset value (as defined in the Fund’s prospectus) of the aggregate assets under management in the Account.

APPENDIX C

Nominating and Governance Committee Charter

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

VERSUS CAPITAL REAL ASSETS FUND LLC

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
The Board of Directors (the “Board”) of each of the Versus Capital Multi-Manager Real Estate Income Fund LLC and the Versus Capital Real Assets Fund LLC (each a “Fund”) advised or managed by Versus Capital Advisors LLC (the “Adviser”) has adopted and approved this charter for the nominating and governance committee of each Fund (the “Nominating and Governance Committee”).
I.	PURPOSE - The purpose of the Nominating and Governance Committee is to:
(1) Evaluate the suitability of potential candidates for election or appointment to the Board and recommend candidates for nomination;
(2) Recommend the appointment of members and chairs of each Board committee;
(3) Develop and recommend to the Board a set of corporate nominating principles applicable to the Fund and monitor corporate nominating matters;
(4) Oversee periodic evaluations of the Board and any committees of the Board; and
(5) Undertake such other duties as may be delegated to it from time to time.
II.	STRUCTURE AND OPERATIONS
(1) Composition and Qualifications
The Nominating and Governance Committee shall be comprised of three or more members of the Board, as determined from time to time by resolution of the Board, none of whom shall be an “Interested Person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”).
(2) Appointment and Removal
The members of the Nominating and Governance Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Nominating and Governance Committee may be removed, with or without cause, by a majority vote of the Board.
(3) Chair of the Nominating and Governance Committee
The Chair of the Nominating and Governance Committee is elected by the Board.
III.	MEETINGS
The Nominating and Governance Committee shall meet at least annually and at such other times as circumstances dictate. The Chair of the Nominating and Governance Committee or a majority of the Nominating and Governance Committee may call meetings of the Nominating and Governance Committee. All meetings of the Nominating and Governance Committee may be held telephonically. Notice for meetings will be provided at least one business day in advance of the meeting, provided that attendance at the meeting shall constitute waiver of notice unless otherwise designated by the member.
The Nominating and Governance Committee may invite to its meetings any director or representative of management of the Fund and such other persons as it deems appropriate in order to carry out its responsibilities. The Nominating and Governance Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.
Unless otherwise required by the Investment Company Act of 1940, a majority of the Nominating Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Nominating and Governance Committee. The Nominating and Governance Committee may also act by majority written consent, absent any prohibition or more stringent requirement prescribed by the Investment Company Act of 1940.
IV.	RESPONSIBILITIES AND DUTIES
The Nominating and Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Nominating and Governance Committee Charter. The Nominating and Governance Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Nominating and Governance Committee.
The following are the duties and responsibilities of the Nominating and Governance Committee:
1. Board Selection, Composition and Evaluation
(a) Establish criteria for the selection of new directors to serve on the Board.
(b) Identify individuals believed to be qualified as candidates to serve on the Board and select, or recommend that the Board select, the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board, the Nominating and Governance Committee shall take into account all factors it considers appropriate.
(c) Consider matters relating to the retirement of members of the Board, including term limits or age limits.
(d) Evaluate candidates for nomination to the Board, including those recommended by Interested Persons, including the Adviser, or shareholders. In that connection, the Nominating and Governance Committee may adopt procedures for the submission of recommendations as it deems appropriate.
(e) Conduct or review all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board.
(f) Consider questions of independence and possible conflicts of interest of candidates for nomination to the Board, and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all shareholders.
(g) Review and make recommendations, as the Nominating and Governance Committee deems appropriate, regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.
(h) Oversee evaluation of the Board, Fund officers, and legal counsel engaged by the Fund or Independent Directors, as circumstances dictate.
(i) Review and recommend to the Board the compensation of directors as well as director’s and Fund officer’s indemnification and insurance matters.
2. Committee Selection, Composition and Evaluation
(a) Monitor the composition of the committees of the Board in light of the criteria and other factors discussed above and in their respective charters; make such determinations and disclosures as may be required by any applicable law, rule, or regulation; and recommend members of the Board to serve on the committees of the Board.
(b) Recommend members of the Board to serve as the Chair of the committees of the Board.
(c) Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any committee of the Board.
3. Corporate Governance
(a) Review the adequacy of the certificate of formation and limited liability company operating agreement of the Fund and recommend to the Board, as conditions dictate, that it propose amendments to the certificate of formation and limited liability company operating agreement for consideration by the shareholders.

(b) Keep abreast of developments with regard to corporate governance to enable the Nominating and Governance Committee to make recommendations to the Board in light of such developments as may be appropriate.
(c) Review policies relating to meetings of the Board. This may include meeting schedules and locations, meeting agendas and procedures for delivery of materials in advance of meetings.
4. Reports
(a) Report regularly to the Board including:
(i) following all meetings of the Nominating and Governance Committee; and
(ii) with respect to such other matters as are relevant to the Nominating and Governance Committee’s discharge of its responsibilities.
The Nominating and Governance Committee shall provide such recommendations as the Nominating and Governance Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chair of the Nominating and Governance Committee or any other member of the Nominating and Governance Committee designated by the Nominating and Governance Committee to make such report.
(b) Maintain minutes or other records of meetings and activities of the Nominating and Governance Committee. The Board may adopt by any finding, recommendation, or action of the Nominating Committee by resolution or oral confirmation, as appropriate; and
5. Any other responsibilities and duties which are consistent with this charter and deemed appropriate by the Nominating and Governance Committee or the Board.
V.	ANNUAL PERFORMANCE EVALUATION
1. Board
The Nominating and Governance Committee shall be responsible for overseeing the annual evaluation of the Board and its committees. The Nominating and Governance Committee shall determine the process for such evaluations and reviews in such manner as it deems appropriate.
2. Board Committees
The Nominating and Governance Committee shall periodically perform a review and evaluation of the performance of the Nominating and Governance Committee, including by reviewing the performance and compliance of the Nominating and Governance Committee with this Charter. The Nominating and Governance Committee shall review and reassess the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Nominating and Governance Committee considers necessary or valuable. In addition, the Nominating and Governance Committee shall be responsible for overseeing the evaluation of each other Board Committee. The Nominating and Governance Committee shall determine the process for such periodic review and evaluation of the performance of each Committee, including a review of the compliance of each Committee with its Charter.
3. Charters
The Nominating and Governance Committee will periodically review the Charters of each Committee and recommend any changes it deems appropriate to the Board.
VI.	FUNDING
The Nominating and Governance Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities as set forth in this Charter and, in this connection, shall have the authority to retain and consult experts, consultants or legal counsel as the Committee deems appropriate.
Adopted: December 5, 2019

APPENDIX D
Audit Committee Charter
VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

VERSUS CAPITAL REAL ASSETS FUND LLC

AUDIT COMMITTEE CHARTER
The Board of Directors (the “Board”) of each of the Versus Capital Multi-Manager Real Estate Income Fund LLC and the Versus Capital Real Assets Fund LLC (each a “Fund”) advised or managed by Versus Capital Advisors LLC (the “Adviser”) has adopted and approved this charter for the audit committee of each Fund (the “Audit Committee”).
The Audit Committee is hereby designated by each Board as the Qualified Legal Compliance Committee (“QLCC”) within the meaning of 17 C.F.R. Part 205 (“Part 205”).
I.	PURPOSE
The purpose of the Audit Committee is to:
A. Provide assistance to the Board of each Fund in fulfilling its legal and fiduciary obligations to shareholders of each Fund with respect to its oversight of:
(i) The Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures;
(ii) The quality and integrity of the Fund’s financial statements;
(iii) The Fund’s compliance with legal and regulatory requirements;
(iv) The independent auditor’s qualifications and independence; and
(v) The performance of the Fund’s independent auditors.
B. Review financial information required to be included in periodic reports pursuant to the rules of the Securities and Exchange Commission (the “Commission”).
C. Serve as a liaison between the Board and the auditors
The purpose of the QLCC is to:
A. Receive and review any report made directly, or otherwise made known, to the QLCC by attorneys employed or retained by the Fund of a material violation of U.S. federal or state securities law, a material breach of fiduciary duty arising under U.S. federal or state law or a similar material violation of any U.S. federal or state law by the Fund or by any officer, director, employee or agent of the Fund (a “Material Violation”), all in accordance with the provisions of Part 205.
B. Take appropriate action with respect to any such report.
II.	STRUCTURE AND OPERATIONS
1. Composition and Qualifications
The Audit Committee shall be comprised of three or more members of the Board, as determined from time to time by resolution of the Board, none of whom shall be an “Interested Person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. No member of the Audit Committee may serve on the audit committee of more than three public companies, excluding the Fund and other Funds managed by the Adviser, unless the Board: determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.
All members of the Audit Committee shall be financially literate (as such qualification is interpreted by the Board in its business judgment). Each member of the Audit Committee shall be qualified to serve on the Audit

Committee, and the composition of the Audit Committee as a whole shall be determined pursuant to the requirements of the Investment Company Act of 1940, as amended. The Audit Committee shall determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR, and if so, designate such person(s) as a financial expert(s) and disclose such determination to the Board.
2. Appointment and Removal
The members of the Audit Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.
3. Chair of the Audit Committee
The Chair of the Audit Committee is elected by the Board. The Chair of the Audit Committee shall also serve as the Chair of the QLCC.
III.	MEETINGS
The Audit Committee shall meet at least twice per fiscal year, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Audit Committee may, as the Audit Committee shall determine, periodically meet separately with Adviser management, Fund officers and the independent auditors to discuss any matters that the Audit Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Audit Committee should meet with the independent auditors and Fund officers at least twice per fiscal year to review the Fund’s financial statements in a manner consistent with that outlined in Section IV of this Charter. The Chair of the Audit Committee or a majority of the Audit Committee may call meetings of the Audit Committee. All meetings of the Audit Committee may be held telephonically. Notice for meetings will be provided at least one business day in advance of the meeting, provided that attendance at the meeting shall constitute waiver of notice unless otherwise designated by the member.
Additionally, the Audit Committee may invite or request the presence of any director or representative of management of the Fund and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.
Unless otherwise required by the Investment Company Act of 1940, a majority of the Audit Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Audit Committee. The Audit Committee may also act by majority written consent absent any prohibition or more stringent requirement prescribed by the Investment Company Act of 1940.
IV.	RESPONSIBILITIES AND DUTIES
The following functions shall be the common recurring activities of the Audit Committee in carrying out its responsibilities. These functions should serve as a guide with the understanding that the Audit Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.
The Audit Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time and which are consistent with this charter. The Audit Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Audit Committee deems appropriate. In this regard, the Audit Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors, experts, consultants and legal counsel engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund and any advisors that the Audit Committee chooses to engage, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying on its duties.
The Audit Committee shall be given full access to the, Board, Fund officers, Adviser management, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Audit Committee shall have all the authority of the Board.

In discharging their duties, the members of the Audit Committee are entitled to rely upon information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the member is not a member. The Audit Committee is not responsible for certifying the Fund’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the Fund’s financial statements and disclosures rests with the Fund’s officers and the independent auditors.
1. Independent Auditors
(a) Retain, terminate and replace independent auditors and approve all audit engagement fees and terms.
(b) Inform each registered public accounting firm performing work for the Fund that such firm shall report directly to the Audit Committee the findings of its audits.
(c) Oversee the work of any registered public accounting firm employed by the Fund, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.
(d) Subject to the de minimus exception per (f) below, review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services”. The Audit Committee may delegate to the Chair of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.
(e) Per Section 201 of the Sarbanes-Oxley Act of 2002, the following shall be “prohibited non-auditing services”:
(i) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;
(ii) bookkeeping or other services related to the accounting records or financial statements of the audit client;
(iii) internal audit outsourcing services;
(iv) actuarial services;
(v) management functions or human resources;
(vi) broker or dealer, investment adviser or investment banking services;
(vii) legal services and expert services unrelated to the audit;
(viii) financial information systems design and implementation; and
(ix) any other service that the Public Fund Accounting Oversight Board prohibits through regulation.
(f) Notwithstanding the foregoing, per Section 202 of the Sarbanes-Oxley Act of 2002, pre-approval is waived for non-audit services if:
(i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than five percent of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the non-audit services are provided;
(ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and
(iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its Chair.

(g) Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Audit Committee should:
(i) Obtain and review a report by the Fund’s independent auditor describing:
I. the auditing firm’s internal quality-control procedures;
II. the results of any Public Company Accounting Oversight Board (“PCAOB”) examinations of the auditing firm;
III. any material issues raised by the most recent internal quality-control review, or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
IV. to assess the auditor’s independence, all relationships between the independent auditor and the Fund;
(ii) Ensure the rotation of the lead audit partner at least every five years; and
(iii) Take into account the opinions of Adviser management and Fund officers.
2. Financial Reporting Process
(a) The Audit Committee should consider and review communications provided by the independent auditors in satisfaction of PCAOB reporting standards which may include the following:
(i) all critical accounting policies and practices to be used by the Fund;
(ii) critical accounting estimates in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Fund’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor;
(iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles;
(iv) major issues as to the adequacy of the Fund’s internal controls and any specific audit steps adopted in light of material control deficiencies as well as any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Fund;
(v) any other material written communications between the independent auditor and the Fund’s management;
(vi) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management and management’s responses to such matters;
(vii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise) and those that were recorded;
(viii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and
(ix) the effect of regulatory and accounting initiatives on the financial statements of the Fund.
(b) The Audit Committee should periodically review the integrity of the Fund’s financial reporting processes with Adviser management and/or Fund officers including internal controls over financial reporting and disclosure controls and procedures.
3. Legal / Compliance / General
(a) Review periodically as deemed appropriate or necessary by the Audit Committee, with the Fund’s counsel, any legal matter that could have a significant impact on the Fund’s financial statements.

(b) Discuss with management and the independent auditors, as deemed appropriate or necessary by the Audit Committee, the Fund’s major financial risk exposures that could have a significant impact on the Fund’s financial statements.
(c) Ensure adherence to the requirements of Section 2-01 of Regulation S-X with respect to hiring policies for employees or former employees of the independent auditors.
4. Documents / Reports Review
(a) Review the Fund’s annual audited financial statements with Fund officers and the independent auditors and the semi-annual financial statements with Fund officers prior to public dissemination.
(b) Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the Fund’s LLC Agreement and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the Commission.
(c) Review and discuss with Fund officers and the independent auditor any major issues arising as to the adequacy of the Fund’s internal controls, any actions taken in light of material control deficiencies, if any, and the adequacy of disclosures about changes in internal control over financial reporting.
5. Reports
(a) Report regularly to the full Board including:
(iii) following all meetings of the Audit Committee;
(iv) with respect to any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, the performance and independence of the Fund’s independent auditors, and
(v) with respect to such other matters as are relevant to the Audit Committee’s discharge of its responsibilities.
The Audit Committee shall provide such recommendations as the Audit Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Audit Committee designated by the Audit Committee to make such report.
(b) Maintain minutes or other records of meetings and activities of the Audit Committee. The Board may adopt by any finding, recommendation, or action of the Audit Committee by resolution or oral confirmation, as appropriate.
6. Responsibilities and Duties of QLCC
(a) In its capacity as the QLCC, the Audit Committee shall have the following authority and responsibilities related to reports of an actual or potential Material Violation:
(i) Upon receipt of a report of an actual or potential Material Violation, the QLCC shall inform the Fund’s chief legal officer (if any), chief compliance officer and chief executive officer of such report, unless such notification would be futile.
(ii) The QLCC shall determine whether an investigation is necessary regarding any such report.
(iii) If the QLCC has determined that an investigation is necessary, the QLCC shall: (A) notify the full Board, (B) initiate an investigation, which may be conducted by either the Fund’s chief legal officer (if any) or by outside attorneys retained by the QLCC, and (C) retain such additional expert personnel as the QLCC deems necessary.
(iv) At the conclusion of an investigation, the QLCC shall: (A) recommend, by majority vote, that the Fund implement an appropriate response, which may include one or more actions enumerated in the definition of “appropriate response” in 17 C.F.R. § 205.2(b), and (B) inform the chief legal officer (if any), the chief compliance officer, the chief executive officer and the Board of the results of the investigation and the appropriate remedial measures that it recommends to be adopted.

(b) The QLCC may take all other appropriate action, including notifying the Commission in the event the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended to the Fund.
(c) The QLCC shall report to the Board periodically regarding the matters it oversees, but no less frequently than once a year. This report shall include (in addition to any other information the QLCC deems appropriate) a review of the report(s) received, investigations conducted, conclusions reached and responses recommended by the QLCC.
V.	ANNUAL PERFORMANCE EVALUATION
The Audit Committee shall periodically perform a review and evaluation of the performance of the Audit Committee, including by reviewing the compliance of the Audit Committee with this Charter. In addition, the Audit Committee shall review and reassess the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Audit Committee considers necessary or valuable. The Audit Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.
VI.	PROCEDURES FOR THE QLCC
(a) The QLCC may act only by majority vote.
(b) The QLCC shall adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.
(c) The QLCC shall meet as often as it determines is appropriate to carry out its responsibilities under this charter. The Chair of the QLCC, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter.
(d) The QLCC is authorized (without seeking Board approval) to retain outside attorneys and other expert personnel to assist the QLCC as it deems necessary.
Adopted: December 5, 2019

APPENDIX E

Other Similar Funds Advised by the Adviser and the Sub-Advisers
The following tables contain certain information regarding other investment companies registered under the Investment Company Act for which the Sub-Advisers provide investment advisory and/or sub-advisory services and that may have investment objectives and policies similar to those of a Fund.
The Adviser does not currently act as an investment adviser or sub-adviser with respect to any other investment company registered under the Investment Company Act other than the Funds.
Brookfield
Brookfield currently act as an investment adviser to the following investment company registered under the Investment Company Act that have investment objectives and policies similar to those of VCRRX.
Name of Fund	Approximate Net Assets as of June 30, 2022	Management Fee Rate	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Brookfield Real Assets Income Fund	$897 million	1.00%	N/A
Brookfield Real Assets Securities Fund	$50 million	0.75%	N/A
None of PrinREI, Security Capital or Lazard currently acts as an investment adviser or sub-adviser with respect to any other investment company registered under the Investment Company Act having investment objectives and policies similar to those of the applicable Fund.
E-1

THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS. The undersigned shareholder of the Fund(s) listed below hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders, revoking previous proxies, hereby appoints Stephen Andersen, Chief Compliance Officer & Secretary; Brian Petersen, Chief Financial Officer & Treasurer; and Jill Varner, Assistant Secretary, or each of them as proxies for the undersigned, with full power of substitution in each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") as fully as the undersigned would be entitled to vote if personally present. The Meeting will be held on September 30, 2022, at 10:00 a.m. Mountain Time at 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. The undersigned, by completing this Proxy Card, does hereby authorize the named proxies to exercise their discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

The shares of the Fund(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VER_32904_072722

DO NOT TEAR

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Card and return it in the postage-paid envelope.

VOTE
VOTE

VOTE IN PERSON
on September 30, 2022,
at 10:00 a.m. Mountain Time at
5050 S. Syracuse Street, Suite 1100
Denver, Colorado 80237

XXXXXXXXXXXXXX code

128203720_3

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals The Board of Directors recommends that you vote "FOR" each of the proposals applicable to your Fund(s).

1. Election of Directors.

To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.

Nominees:

01. Robert F. Doherty 02. Casey R. Frazier 03. Jeffry A. Jones 04. Richard J. McCready
05. Paul E. Sveen 06. Susan K. Wold

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Versus Capital Multi-Manager Real Estate Income Fund LLC	☐	☐	☐ ________
02 Versus Capital Real Assets Fund LLC	☐	☐	☐ ________

2. Approval of New Investment Management Agreements.

	FOR	AGAINST	ABSTAIN
01 Versus Capital Multi-Manager Real Estate Income Fund LLC	☐	☐	☐
02 Versus Capital Real Assets Fund LLC	☐	☐	☐

3. Approval of New Investment Sub-Advisory Agreements:

	FOR	AGAINST	ABSTAIN
Versus Capital Multi-Manager Real Estate Income Fund LLC	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Versus Capital Multi-Manager Real Estate Income Fund LLC	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Versus Capital Real Assets Fund LLC	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Versus Capital Real Assets Fund LLC	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 30, 2022. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ver-32904

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VER1 32904 xxxxxxxx

128203720_3